Exhibit 10.10


This Purchase and License Agreement for FWA Equipment (the "Agreement") is entered by and among Nortel Networks Limited and Nortel Networks de Mexico, S.A. de C.V. ("NN Mexico" and, collectively, "Nortel Networks"), and Axtel, S.A. de C.V. (the "Customer" and, together with Nortel Networks, the "Parties"), is effective from the Closing Date and shall continue in effect thereafter during the Term. References to "days" shall mean calendar days, unless otherwise specified.

1.   Definitions

1.1 "Concession" means any concession, license, permit or the like (including any additions or amendments thereto) granted and issued by the governmental authorities of Mexico as of the Closing Date or during the Term in favor of Customer that are legally required under applicable laws for operation of the Products sold hereunder and Customer's networks in Mexico.

1.2 "Force Majeure Event" means the occurrence of fire, casualty, explosion, lightning, accident, strike, lockout, labor unrest, labor dispute (whether or not, in respect of the foregoing labor-related matters, the affected party is in a position to settle the matter), war (declared or undeclared), armed conflict, civil disturbance, riot, Act of God, delay of common carrier, the enactment, issuance, or application of any law, local by-law, regulation, or executive, administrative, or judicial order, acts (including delay or failure to act) of any governmental authority, or any other cause or causes (whether of the foregoing, nature or not), or any other similar or different occurrence, which cause or occurrence is beyond the reasonable control of the affected party and whether or not foreseeable by such party.

1.3  "Furnish-only" means Products which Customer is responsible for installing.

1.4 "FWA Business" means, among other things, the know-how and licenses that would allow a third party to manufacture and support base station equipment, customer premises equipment, remote element manager, system software and installation toolsets, that combined provide a fixed wireless access solution operating in the 3.5 GHz spectrum using TDMA technology.

1.5 "Hardware" means a Nortel Networks machine, equipment or component, but not including the software.

1.6 "Local Nortel Networks Affiliate" means any person or entity established prior to or during the Term in Mexico, more than fifty percent (50%) of whose voting shares or outstanding capital stock is owned or controlled (directly or indirectly) by Nortel Networks or an affiliate of Nortel Networks.

1.7 "Nortel Networks Finance Agreement" means the Restructured Amended and Restated Finance Agreement, dated as of _____________ __, 2003, entered into by and between Nortel Networks Limited as Lender and Axtel, S.A. de C.V. as Borrower.

1.8 "Products" means any Hardware, Software or Third Party Vendor Items provided under this Agreement, which are further described in Annex C hereto.

1.9 "Replacement Agreements" means, collectively: (i) this Agreement, (ii) the Technical Assistance Services Agreement for FWA Equipment, dated as of the date hereof and entered into between Customer and NN Mexico (the "FWA TAS Agreement"), (iii) the Purchase and License Agreement for Non-FWA Equipment, dated as of the date hereof and entered into between the Parties hereto, and (iv) the Technical Assistance Services Agreement for Non-FWA Equipment, dated as of the date hereof and entered into between Customer and NN Mexico.

1.9.1 "Restructuring Agreement" means the Restructuring Agreement, dated as of __________ __, 2003, entered into among the Parties hereto.

1.10 "Senior Note" means that certain promissory note dated ____________ __, 2003, executed by Customer and payable to Nortel Networks as per the Nortel Networks Finance Agreement.



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1.11 "Services" means the activities which may be undertaken by Nortel Networks pursuant to an Order, including but not limited to, consulting, business planning, network planning and analysis.

1.12 "Site" means a location designated by Customer at which the Products are to be installed and the Services are to be performed.

1.13 "Software" means computer programs in object code form or firmware which is owned or licensed by Nortel Networks, its parent or one of its subsidiaries or affiliates, and is copyrighted and licensed, not sold. Software consists of machine-readable instructions, its components, data, audio-visual content (such as images, text, recordings or pictures) and related licensed materials including all whole or partial copies.

1.14 "Software Scripts" means the high level overlay of the Radio Element Manager (REM) software that is either run on demand or scheduled and typically collects, post processes or interprets data for operational, installation, commissioning and maintenance purposes. The Software Scripts do not include REM daemons or REM Graphical User Interface screens (GUI).

1.15 "Specifications" means, with respect to Products and/or Services, the technical specifications set forth in Annex D hereto, which describe or explain the standard functional capabilities and/or requirements for such Products and/or Services.

1.16 "Taxes" means all federal, state, provincial, local, foreign, gross income, gross receipts, sales, use, value added, stamp, levies, customs duties, franchise, withholding, excise, real or personal property taxes, registration charges and all other similar taxes.

1.17 "Term" means five (5) years, commencing on the Closing Date (as defined in the Restructuring Agreement), provided that the Term may be extended for subsequent one (1) year periods, subject to the Parties agreeing on mutually acceptable commercially reasonable terms and conditions, where "commercially reasonable" shall mean terms and conditions which would be expected to be found in a comparable contractual arrangement between arms' length parties, acting without other economic constraint or influence, of similar size and financial situation for products and/or services similar or comparable to those under this Agreement, including, without limitation, price and gross margins, minimum orders, volume commitments and delivery lead times, capital investment required and credit quality of the buyer; and provided, further, that, solely for the period prior to any sale of the FWA Business by Nortel Networks to an unrelated third party, (i) twelve
     (12) months prior to the end of the Term as then in effect, the Parties shall enter into negotiations to determine such mutually acceptable commercially reasonable terms and conditions, (ii) if agreement on such terms and conditions is not reached by the date that is nine (9) months prior to the end of such Term, such determination shall be submitted to arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce then in force, such proceedings to take place in the English language in the City of Miami, Florida, before a panel of three (3) arbitrators appointed in accordance with the aforementioned rules, (iii) if such arbitration has not resulted in a determination on or before the end of the Term as then in effect, the terms and conditions of this Agreement as in effect during such Term shall be deemed to continue in effect until such a determination is reached, at which time such determination shall be applied retroactively to the end of such Term, (iv) if the terms and conditions determined by such arbitration are acceptable to Customer but are not accepted by Nortel Networks, then the arbitrators shall determine the price at which they believe the FWA business would be sold in an arms length transaction by parties acting without other economic constraint or influence, (v) Customer shall have the right to purchase the FWA Business at such price, and (vi) if the Customer elects not to purchase the FWA Business at such price, then Nortel Networks shall have no continuing obligation to Customer beyond the terms of this Agreement as then in effect.



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1.18 "Third Party Vendor Items" includes "Third Party Hardware" and "Third Party
     Software" and means any non-Nortel Networks hardware and/or software supplied to Customer under this Agreement.

2.   Orders; Initial Order; Change Orders and Delivery Times

2.1 Customer may acquire Products or Services by: (i) issuing a written purchase order, signed by an authorized representative, or (ii) if Customer is enrolled in any then current Nortel Networks electronic commerce program, by submitting electronic orders (collectively, "Orders").

2.2 All Orders shall reference this Agreement and shall comply with the Order Procedure attached as Annex E hereto. Orders are totally binding and non-cancelable.

2.3 All Orders will be governed by and cannot alter the terms and conditions of this Agreement. In order to be valid, all Orders must be accepted by Nortel Networks through a written or electronic communication. Nortel Networks shall accept such Order within the next ten (10) business days after delivery thereof, if such Order (i) is in compliance with this Agreement (prices and descriptions) and no additional terms and conditions have been imposed; (ii) Nortel Networks has received the applicable payment in accordance with Section 5 hereof; and (iii) Customer has provided the applicable letter of credit or other form of payment guarantee in accordance with Section 5 hereof. For the avoidance of doubt, the Parties agree that Nortel Networks shall not be obligated to start performing under any Order until Customer complies with the provisions of this Section 2.3. In the event Nortel Networks does not accept an Order in accordance with this Section 2.3, it shall promptly return to Customer any payments made and/or letters of credit provided by Customer under this Section 2.3.

2.4 The implementation schedule, responsibility matrix and any other items which may be necessary for the performance of Nortel Networks' obligations hereunder shall be mutually agreed upon between the Parties and included as exhibits to the Order. Such exhibits shall be deemed incorporated into this Agreement by this reference.

2.5 Attached hereto as Annex A is the initial Order, which Customer hereby delivers and shall be subject to Section 5.21 below.

2.6 The prices set forth in Annex F and reflected in each Order are based on anticipated delivery and performance schedules and specifications incorporated in such Order.

2.7 Any changes to this Agreement or an Order initiated by Customer or Nortel Networks after the Closing Date resulting in adjustments to process, job schedule, contract price or other requirements thereof may be cause for adjustment by Nortel Networks to the prices and to the relevant delivery and performance schedules set forth therein. Any such adjustment shall be detailed in a change order, a form of which is attached hereto as Annex B ("Change Order"). If the Change Order affects any Products for which Nortel Networks has commenced manufacturing or has shipped or any Services for which Nortel Networks has commenced performance, the adjustment of the price shall include reasonable, documented charges incurred by Nortel Networks related thereto. No such changes shall be performed until a Change Order has been executed by authorized representatives of the Parties. A Change Order may only be used to increase the amount of Products and/or Services ordered and in no event may the amount of Products and/or Services in an Order be cancelled or decreased, whether through a Change Order or otherwise.

2.8 Nortel Networks shall deliver the Products in accordance with the timing set forth in Annex J of this Agreement. The delivery times shall commence after Order acceptance as specified in Section 2.3 of this Agreement. Nortel Networks shall deliver the Products at the applicable Nortel Networks' factory, except for RSS equipment, which shall be delivered at Nortel Networks' North American consolidation warehouse for Mexico (currently in Texas, USA).



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3.   Electronic Commerce Programs

3.1 By enrolling in any Nortel Networks' electronic commerce program, Customer agrees to comply with the terms of such program. Customer agrees that all electronic Orders issued are equivalent to a written Order, are governed by the terms and conditions of this Agreement and that in the event of any conflict between this Agreement and the information contained in Customer's or Nortel Networks' electronic commerce website, this Agreement governs. Customer is responsible for the use and protection of all electronic commerce passcodes provided by Nortel Networks and agrees that all Orders submitted using such passcodes are valid and binding Orders authorized by Customer. Nortel Networks shall have no liability to Customer due to Customer's failure to access Customer's or Nortel Networks' electronic commerce website or errors or failures relating to its operation.

4.  Licensed Use of Software

4.1 Nortel Networks grants Customer a nonexclusive and perpetual (subject to Nortel Networks termination rights set forth in section 4.5 below) license to use a copy of the Software with the Products to the extent of the activation or authorized usage level.

4.2 To the extent Software is furnished for use with designated Products or Customer-furnished equipment ("CFE"), Customer is granted a nonexclusive and perpetual (subject to Nortel Networks termination rights set forth in section 4.5 below) license to use the Software only on such Products or CFE, as applicable.

4.3 Software contains trade secrets and Customer agrees to treat Software as Information (as defined in Section 10). Customer will ensure that anyone who uses the Software does so only in compliance with the terms of this Agreement.

4.4 Customer shall not: (a) use, copy, modify, transfer or distribute the Software except as expressly authorized, provided, however, that, Customer is hereby authorized to generate new Software Scripts or modify the existing ones; and provided, further, that Nortel Networks shall not be obligated to support such modified Software Scripts, nor shall it be responsible for any performance issues resulting from such modified Software Scripts; (b) reverse assemble, reverse compile, reverse engineer or otherwise translate the Software; (c) create derivative works or modifications unless expressly authorized; or (d) sublicense, rent or lease the Software. Licensors of intellectual property to Nortel Networks are beneficiaries of this provision.

4.5 Upon breach of the Software license by Customer as set forth in this Agreement or in the event the designated Product or CFE is no longer in use, this license terminates and Customer will promptly return the Software to Nortel Networks or certify its destruction.

4.6 Nortel Networks may audit by remote polling or other reasonable means to determine Customer's Software activation or usage levels.

4.7 With respect to Third Party Software, Customer agrees to abide by the terms provided by Nortel Networks with respect to any such software. Customer further agrees that the terms contained in any Nortel Networks or third party "shrink wrap" or "click" licenses shall govern the use of such software.

4.8 If Nortel Networks and Customer agree that delivery of Software is to be made electronically via File Transfer Protocol, then delivery of such Software by Nortel Networks shall be deemed to have taken place at such time as the Software is loaded onto a network server, as designated by Nortel Networks, and Customer has been provided with appropriate instructions and passwords to enable Customer to begin use of such Software. Notwithstanding the



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     foregoing, the Parties shall comply with all regulations applicable to importation of Software pursuant to applicable law.

4.9 Customer is allowed to make copies of the Software, as may be reasonably necessary for back up, execution or archival purposes only.

5.   Charges, Payment and Taxes

5.1 The contract price for the Products (including software) and Services is set forth in Annex F hereto. Unless otherwise agreed by the Parties in an Order, all prices are in U.S. dollars, exclusive of Taxes. All prices are applicable solely in Mexico.

5.2 In accordance with the terms of Annex "E", within the next five (05) business days after the delivery of the Order in accordance with the terms set forth in Sections 5.3 and 5.21 below, Nortel Networks shall deliver to Customer an invoice for one hundred percent (100%) of the purchase price of such Order.

5.3 Except for the Orders for RSSs mentioned in Section 5.21 below, all Orders for Products shall be accompanied by: (i) payment of seventy percent (70%) of the purchase price thereof upon delivery of the Order through a wire transfer of immediately available funds or by a letter of credit or by any other mutually agreed means; and (ii) within the next five (5) days after delivery of the respective invoice as per Section 5.2 above, a letter of credit or other form of payment guarantee consistent with Section 5.17 hereof for the remaining thirty percent (30%) of the purchase price of the relevant Order.

5.4 Payment of this thirty percent (30%) shall be made by Customer ten (10) days after Delivery Date (as defined in Annex E of this Agreement) of the Products; provided that Customer may notify Nortel Networks in writing within such 10-day period if some or all of the Products delivered are not in compliance with the terms of the Order (the "Non-Compliant Products"), in which case Nortel Networks shall take, within thirty days of the date of Customer's notice, corrective action to resolve such Non-Compliant Products. Customer shall not be obligated to pay, and Nortel Networks shall not be entitled to draw on the letter of credit or other form of payment guarantee, the purchase price of the Non-Compliant Products until Nortel Networks corrects such non-compliance, provided, however, that prior to such resolution Nortel Networks shall issue a revised invoice relating to the portion of Products received by Customer that is in compliance with the terms of the Order. Partial shipments shall be allowed under this Agreement, subject to the terms set forth in Annex "J" of this Agreement. For the avoidance of doubt, the Parties agree that the purchase price of the compliant Products shall be paid by Customer as provided in this
     Section 5.4.

5.5 All Orders for Services shall be accompanied by a letter of credit or other form of payment guarantee consistent with Section 5.17 hereof for one hundred percent (100%) of the price of such Services. Nortel Networks shall invoice Customer one hundred percent (100%) of the price of Services upon completion, unless the Service continues beyond thirty days, in which case Nortel Networks shall invoice Customer at the end of each month for the Services performed in that month.

5.6 With respect to Services, amounts are due upon receipt of invoice and shall be paid by Customer within thirty (30) days of the invoice date.

5.7 Customer shall pay interest on any late payments at the rate of eighteen percent (18%) per annum (11/2% per month).

5.8 Charges for Software may be based on extent of use authorized as specified in this Agreement. Customer agrees to pay the charges applicable for any activation or usage beyond the authorized level.



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5.9  Customer is liable and responsible for any Taxes relating to the Products or Services furnished by Nortel Networks or its subcontractors pursuant to this Agreement (whether incurred directly or indirectly by Nortel Networks) and shall, at Nortel Networks' direction, promptly pay to Nortel Networks or pay directly to the applicable government or taxing authority, if requested by Nortel Networks, all such Taxes; provided, however, that in no event shall Customer be liable for Taxes computed upon the income or gross revenues of Nortel Networks or its subcontractors.

5.10 Customer shall be responsible for payment of personal property taxes for Products and materials from the date of shipment by Nortel Networks. Customer's obligations pursuant to this Section shall survive any termination of this Agreement.

5.11 Customer shall, within thirty (30) days of the tax payment on behalf of Nortel Networks, furnish to Nortel Networks all original tax receipts or certified copies in Nortel Networks' name showing payment of the Tax and such other documentation relating to the tax payment which Nortel Networks may reasonably request.

5.12 If Customer shall claim to be exempt from any Taxes, Customer shall furnish to Nortel Networks a tax exemption certificate from the relevant taxing authority in the form required by law or otherwise reasonably acceptable to Nortel Networks. If Customer shall claim any such tax exemption and provides Nortel Networks the required tax exemption certificate and Nortel Networks does not collect the Taxes in reliance thereupon, Customer shall hold Nortel Networks harmless from and against any and all assessments for such Taxes levied on Nortel Networks, including all interest, penalties and late charges upon any such Taxes and the cost of professional consulting fees incurred by Nortel Networks to settle the applicable tax matter with the relevant tax authorities.

5.13 If withholding of any Tax is required in respect of any payment by Customer to Nortel Networks hereunder, Customer shall: (i) withhold the appropriate amount from such payment, (ii) pay such amount to the relevant authorities in accordance with applicable law, and (iii) pay Nortel Networks an additional amount such that the net amount received by Nortel Networks is the amount Nortel Networks would have received in the absence of such withholding.

5.14 Customer shall pay all applicable customs fees, import duties, and similar charges directly to the appropriate governmental authorities. Each party agrees to ensure that it is in good standing and is appropriately registered, including without limitation, with respect to Taxes, in any country, state or other jurisdiction where legally required.

5.15 Nortel Networks reserves the right to import services or subcontractors when and where necessary to complete services related to this Agreement. To the extent the Local Nortel Networks Affiliate must import services or subcontractors in support of this Agreement, Nortel Networks reserves the right to have the Local Nortel Networks Affiliate invoice Customer an additional amount such that the cost of the withholding taxes for such imported Services are borne by Customer.

5.16 Customer consents without qualification to the sale and/or assignment of receivables, in whole or in part, including all or any part of any associated rights, remedies, and obligations, by Nortel Networks subject to a 30-day prior written notice, and authorizes the disclosure of this Agreement as necessary to facilitate such sale. Any tax impact to Customer resulting from such sale and/or assignment shall be borne by Nortel Networks.

5.17 The payments referred to in Sections 5.3(ii), 5.5 above and 5.21 below shall be secured by: (i) an irrevocable and unconditional letter of credit in favor of Nortel Networks, confirmed by a United States bank acceptable to Nortel Networks, or (ii) another form of payment guarantee acceptable to Nortel Networks in its sole discretion.

5.18 If Nortel Networks is prevented from making a shipment of Products, installing such Products or performing the Services due to any Force Majeure Event or for any other reason



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     attributable, in whole or in part, to Customer, the Customer shall accordingly arrange an extension of such letter of credit and reimburse Nortel Networks for any additional expenses arising out of any such delay; provided, however, that this reimbursement obligation shall apply only to the extent that the delay was attributable to Customer; and provided, further, that Customer shall promptly reimburse Nortel Networks for any such additional expenses, and Nortel Networks shall subsequently return to Customer any monies which Customer may have paid in excess once the Parties have reached an agreement on the actual extent of Customer's reimbursement obligation.

5.19 Nortel Networks reserves the right to reject an Order at Nortel Networks' sole discretion, or to withhold shipment of the Products or performance of the Services, or any portion thereof, if: (i) Customer is in default of its payment obligations hereunder, (ii) Customer is in breach of its obligations under this Agreement, or (iii) Customer falls under any of the situations described in Sections 16.1 (i) through (iv) hereof, and all relevant dates for completion shall be adjusted accordingly.

5.20 Customer hereby irrevocably waives, to the fullest extent permitted by law, the right to dispute any invoice submitted by Nortel Networks hereunder, if such invoice is not disputed within twenty one (21) days from invoice receipt. Such dispute must be resolved within ninety (90) days from the invoice date. Payment of any disputed amounts is due and payable upon resolution. All other amounts remain due as per this Section 5.

5.21 Notwithstanding any other provision of this Section 5 to the contrary, in the case of Orders for the annual minimum order amounts referred to in
     Section 19 below, Customer shall submit, on or before December 15 of each year, and dated as of the date of such submission, separate Orders relating to the minimum order commitments for the succeeding calendar year, as follows: (a) In the case of RSS's, the Customer shall submit four (4) separate Orders, each one for one fourth (1/4) of the Baseline Annual Minimum Commitment of RSS units set forth in Section 1(a) of Annex H of this Agreement, relating to the four calendar quarters of the succeeding calendar year, provided that the Orders for the Additional Annual Minimum Commitment of RSS Units set forth in such Annex H, shall be placed by Customer during the calendar year to which such Additional Annual Minimum Commitment applies, and (b) In the case of base stations, the Customer shall submit one (1) Order for the total annual minimum commitment for such calendar year. Nortel Networks shall accept such Orders within ten (10) business days (in the place where Nortel Networks' office which receives such Orders is located) after delivery thereof if such Orders are in compliance with this Agreement (prices and descriptions) and no additional terms and conditions have been imposed. In the case of Orders for RSSs, (i) payment of the initial seventy percent (70%) of the purchase price for the Order corresponding to the first calendar quarter of each calendar year shall be made on or before January 15th of such calendar year, together with a letter of credit or other form of payment guaranty consistent with the requirements of Section 5.17 hereof for the remaining thirty percent (30%) of the purchase price; and (ii) payment of the initial seventy percent (70%) of the purchase price for the respective Orders corresponding to each of the three remaining calendar quarters of such calendar year shall be made on or before the 15th calendar day of the month immediately preceding the calendar quarter to which such Order relates, together with a letter of credit or other form of payment guaranty consistent with the requirements of Section 5.17 hereof for the remaining thirty percent (30%) of the purchase price. Delivery of Products under each such Order shall be in accordance with Annex "J" and shall commence after the initial payment and that payment of the remaining thirty percent (30%) of the purchase price for each Order will be due ten (10) days after Product delivery, subject to the terms set forth in Section 5.4 for non-complying delivery.

5.22 Customer has the right to engage a third party financial institution to provide financing for the Products and/or Services supplied by Nortel Networks under this Agreement (provided that Customer is in compliance with the financial covenants set forth in the Nortel Networks Finance Agreement), in which case such third party financial institution will make the payments



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     as provided under this Agreement; provided, however, that Customer shall continue to be obligated to comply with all its obligations hereunder.

6.   Warranty

6.1 Nortel Networks warrants that the Hardware: (i) is free from defects in materials and workmanship, and (ii) substantially conforms to its Specifications. If Hardware does not function as warranted during the warranty period, Nortel Networks will determine to either: (i) make it do so, or (ii) replace it with substantially equivalent Hardware.

6.2 Nortel Networks provides the Software on an "AS IS" BASIS WITHOUT WARRANTIES OF ANY KIND.

6.3 Nortel Networks warrants that Services will be performed in a professional and workmanlike manner. If Services are not performed as warranted and Nortel Networks is notified in writing by Customer within sixty (60) days of the date of the non-conforming Services, Nortel Networks will re-perform the non-conforming Services.

6.4 The warranty period for Hardware shall be twelve (12) months from the date of delivery to Customer as per the terms of this Agreement. In the event Nortel Networks determines that repair or replacement as set forth in this
     Section 6 cannot be made using commercially reasonable efforts (which determination shall be made within thirty (30) days after Nortel Networks receives written notice from Customer) Nortel Networks will give Customer a credit equal to the purchase price paid by Customer for the Hardware, provided that Customer has returned such Hardware to Nortel Networks.

6.5 No warranty is provided for: (i) supply items normally consumed during Product operation; (ii) failures caused by non-Nortel Networks products;
     (iii) failures caused by a Product's inability to operate in conjunction with other Customer hardware or software different from the Third Party Vendor Items provided by Nortel Networks under this Agreement; or (iv) performance failures resulting from improper installation and maintenance or Customer's use of unauthorized parts or components. Warranty will be voided by misuse, accident, damage, alteration or modification, failure to maintain proper physical or operating environment, use of unauthorized parts or components or improper Customer maintenance. The performance by Customer, directly or indirectly, of the installation, engineering, commissioning, network design, support and maintenance of FWA Products by skilled personnel in accordance with the Nortel Procedures shall not invalidate the warranty provided hereunder.

6.6 Nortel Networks provides Third Party Vendor Items on an "AS IS" BASIS WITHOUT WARRANTIES OF ANY KIND, unless Nortel Networks specifies otherwise. However, such Third Party Vendor Items may carry their own warranties and Nortel Networks shall pass through to Customer any such warranties to the extent authorized. Nortel Networks shall provide to Customer the necessary contact information and applicable documentation, if available, for those third party vendors. Furthermore, Nortel Networks shall provide reasonable assistance to Customer so that Customer may avail itself of any such warranties, but only to the extent such assistance does not cause Nortel Networks to incur any out-of-pocket expenses or material additional costs.

6.7 Nortel Networks warrants that all Nortel Networks Products supplied hereunder shall have been tested at the factory to ensure that they conform to their Specifications and that they shall have successfully passed those tests.

6.8 THESE WARRANTIES AND LIMITATIONS ARE CUSTOMER'S EXCLUSIVE WARRANTIES AND SOLE REMEDIES, AND REPLACE ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.



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7.  Services

7.1 Warranty Services: During the warranty period, Nortel Networks provides warranty Services without charge for Nortel Networks Hardware supplied under this Agreement to correct Hardware defects or to bring it up to conformance with the Specifications set forth in this Agreement. Warranty Services to be provided by Nortel Networks are further described in Annex "G" hereof.

7.2 Customer shall notify Nortel Networks prior to returning any Hardware and must reference a return material authorization number issued by Nortel Networks on documentation accompanying such returned Hardware. When Customer is required to return Hardware to Nortel Networks for warranty service, Customer agrees to ship it prepaid and suitably packaged to a location Nortel Networks designates. Nortel Networks will return the Hardware to Customer at Nortel Networks' expense. Nortel Networks is responsible for loss of, or damage to, Hardware while it is: (i) in Nortel Networks' possession, or (ii) in transit back to Customer. Any exchanged Hardware becomes Nortel Networks' property and, subject to Section 8 - Title and Risk of Loss, its replacement becomes the Customer's property. The replacement Hardware may not be new but will be in working order and equivalent to the item exchanged. The warranty period for the repaired or exchanged Hardware shall be the greater of ninety (90) days from the date of delivery of the Hardware back to Customer, or the remaining Hardware warranty period. Customer agrees to ensure that exchanged Hardware is free of any legal obligations or restrictions that prevent its exchange and represents that all returned items are genuine and unaltered. Relocation of Products under warranty Services may result in adjustments to the price and response times.

7.3 Where applicable, before Nortel Networks provides warranty services, Customer agrees to: (i) follow the problem determination, problem analysis, and warranty services request procedures that Nortel Networks provides;
     (ii) secure all program and data contained in Hardware; and (iii) inform Nortel Networks of changes in the Hardware's location.

7.4 Post-warranty and other Services to supplement the warranty Services, including advanced shipment of replacement parts, may be available at prices and policies to be negotiated in good faith and agreed between the Parties. The warranty service terms and exclusions in Section 6 above shall apply to post- and supplemental warranty Services.

7.5 Services in General: Customer agrees to reasonably cooperate with Nortel Networks in the performance by Nortel Networks of the Services, including, without limitation, providing Nortel Networks with sufficient and timely access free of charge to facilities, data, information and personnel of Customer in accordance with the then-current Customer policies, and a suitable physical environment meeting Nortel Networks' specified requirements to permit the timely delivery and installation of Products and/or performance of Services, including the recovery by Nortel Networks of any tools, diagnostic or test equipment, documentation or other items used by Nortel Networks in the performance of the Services.

7.6 In addition, Customer shall be responsible for the accuracy and completeness of all data and information that it provides or causes to be provided to Nortel Networks. In the event that there are any delays by Customer in fulfilling its responsibilities as stated above, there is a disagreement between the parties as to the cooperation required from Customer, or there are errors or inaccuracies in the information provided, Nortel Networks shall be entitled to appropriate schedule and pricing adjustments, including storage fees. It is understood and agreed that the Services provided by Nortel Networks may include the advice and recommendations of Nortel Networks, but all decisions in connection with the implementation of such advice and recommendations shall be the sole responsibility of, and made by, Customer, unless such advice and recommendations are part of consulting services purchased by Customer.



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7.7  Service Personnel: Nortel Networks and Customer are each responsible for the supervision, direction, compensation and control of their own employees and subcontractors. Nortel Networks may subcontract any portion or all of the Services to subcontractors selected by Nortel Networks. Neither Party shall knowingly solicit to hire employees of the other Party with whom it had contact as a result of the performance of the Services for a period ending twelve (12) months after completion of the Services. Neither Party shall be precluded from conducting generalized searches for employees (and hiring those employees who respond to generalized searches) either through the use of search firms or advertisements in the media, provided that searches are not specifically targeted to employees providing Services.

7.8 Intellectual Property Rights: Nortel Networks, on behalf of itself and its subcontractors, reserves all proprietary rights in and to: (i) all methodologies, designs, engineering details, and other data pertaining to the Services and designs, documentation and other work product prepared by Nortel Networks and delivered to Customer, (ii) all original works, computer programs and updates developed in the course of providing the Services (except Customer's developed programs) or as otherwise agreed in writing by the Parties, (iii) discoveries, inventions, patents, know-how and techniques arising out of the Services, and (iv) any and all products (including software and equipment) developed as a result of the Services. The performance by Nortel Networks of Services shall not be deemed work for hire. Nortel Networks grants to Customer a perpetual, non-exclusive, world-wide, paid up license to use, copy and modify the designs, documentation and other work product prepared by Nortel Networks and delivered to Customer in the performance of Services solely for Customer's internal business purposes. It is understood between the Parties that Nortel Networks will employ its know-how, techniques, concepts, experience and expertise, as well as all other intellectual property, including that to which it reserves its rights hereunder, to perform services for others which are the same as or similar to the Services.

8.   Title and Risk of Loss

8.1 Title and risk of loss for ordered Hardware and Third Party Hardware shall pass from Nortel Networks to Customer upon its delivery to Customer.

9.   Installation and Commissioning

9.1 Customer shall perform all installation, commissioning and software loading services with respect to the FWA Products, using skilled personnel and in accordance with the Nortel Procedures, with the exception of REM software upgrades, which shall be installed by Nortel Networks pursuant to the FWA TAS Agreement.

10.  Confidential Information

10.1 Confidential information ("Information") means: (i) Software and Third Party Software; and (ii) all business, technical, marketing and financial information and data that is clearly marked with a restrictive legend of the disclosing party ("Discloser").

10.2 The party receiving Information ("Recipient") will use the same care and discretion to avoid disclosure, publication or dissemination of Information as it uses with its own similar information that it does not wish to disclose, publish or disseminate. The Recipient may disclose Information only to: (i) its employees and employees of its parent, subsidiary affiliated companies or subcontractors who have a need to know for purposes of carrying out this Agreement; and (ii) any other party with the Discloser's prior written consent. Before disclosure to any of the above parties, the Recipient will have a written agreement with such party sufficient to require that party to treat Information in accordance with this Agreement.

10.3 The Recipient may disclose Information to the extent required by law. However, the Recipient must give the Discloser prompt notice and make a reasonable effort to obtain a protective order.



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10.4 No obligation of confidentiality applies to any Information that the
     Recipient: (i) already possesses without obligation of confidentiality;
     (ii) develops independently; or (iii) rightfully receives without obligations of confidentiality from a third party. No obligation of confidentiality applies to any Information that is, or becomes, publicly available without breach of this Agreement.

10.5 Each party's obligations hereunder shall survive for a period of five (5) years after receipt of Information hereunder from the Discloser, except as otherwise mutually agreed upon by the parties.

10.6 The Discloser makes no representations or warranties of any nature whatsoever with respect to any Information furnished to the recipient, including, without limitation, any warranties of merchantability or fitness for a particular purpose or against infringement, EXCEPT FOR THOSE SET FORTH IN SECTION 6 HEREOF.

10.7 The release of any advertising or other publicity relating to this Agreement requires the prior approval of both Parties.

11.  Patents and Copyrights

11.1 Nortel Networks shall indemnify and hold harmless Customer, its officers, directors, representatives, agents, employees, contractors, subcontractors, subsidiaries and affiliates against any actual direct loss, damage, liability, cost, expense, action or claim, including reasonable attorneys' fees, litigation costs and expenses and amounts paid in settlement, subject to the limitations set forth in the following paragraphs, arising out of or in connection with any infringement or alleged infringement of patents, copyrights, trademarks, trade secrets, or any other intellectual property right of a third party. Therefore, if a third party claims that Nortel Networks Hardware or Software provided to Customer under this Agreement infringes such third party's patent or copyright, Nortel Networks will defend Customer against that claim at Nortel Networks' expense and pay all costs and damages that a court finally awards or are agreed in settlement, provided that Customer: (a) promptly notifies Nortel Networks in writing of the claim, and (b) allows Nortel Networks to control, and cooperates with Nortel Networks at Nortel Networks' expense in, the defense and any related settlement negotiations. If such a claim is made or appears likely to be made, Nortel Networks agrees to secure the right for Customer to continue to use the Hardware or Software, or to modify it, or to replace it with equivalent Hardware or Software. If Nortel Networks determines that none of these options is reasonably available, Customer agrees to return the Hardware or Software to Nortel Networks on Nortel Networks' written request. Nortel Networks will then give Customer a credit equal to the purchase price paid by Customer for the Hardware or Software. Any such claims against the Customer or liability for infringement arising from use of the Hardware or Software following a request for return by Nortel Networks are the sole responsibility of Customer. This represents Customer's sole and exclusive remedy regarding any claim of infringement.

11.2 Nortel Networks has no obligation regarding any claim based on any of the following: (a) anything Customer provides which is incorporated into the Hardware or Software; (b) compliance by Nortel Networks with the Customer's specifications, designs or instructions; (c) the amount of revenues or profits earned or other value obtained by the use of a Product by Customer;
     (d) Customer's modification of Hardware or Software (subject to Section 4.4(a) hereof); (e) the combination, operation, or use of Hardware or Software with other products not provided by Nortel Networks as a system, or the combination, operation, or use of Hardware or Software with any product, data, or apparatus that Nortel Networks did not provide; (f) the Customer's failure to install or have installed changes, revisions or updates as instructed by Nortel Networks; or (g) infringement by a Third Party Vendor Item alone, as opposed to its combination with Products Nortel Networks provides to Customer as a system.



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11.3 In case of any infringement caused by any Third Party Vendor Item, Nortel
     Networks shall reasonably cooperate with Customer and hereby assigns to Customer any of its rights to request the proper defense and indemnification for such claim to such Third Party Vendor. Nortel Networks shall provide Customer with all necessary contact information and applicable documentation, if available, for those third party vendors. Furthermore, Nortel Networks shall use its best efforts to provide reasonable assistance to Customer for Customer to be able to obtain from the Third Party Vendor the applicable defense and indemnification for such Third Party Vendor Item infringement, but only to the extent such assistance does not cause Nortel Networks to incur any out-of-pocket expenses or material additional costs.

12.  Limitation of Liability

12.1 In no event shall Nortel Networks or its agents or suppliers be liable to Customer for more than the amount of any actual direct damages up to the greater of U.S. $100,000 (or equivalent in local currency) or the charges for the Product or Services that are the subject of the claim, regardless of the cause and whether arising in contract, tort or otherwise. This limitation will not apply to claims for damages for bodily injury (including death) and damage to real property and tangible personal property for which Nortel Networks is legally liable and payments as set forth in Section 11 - Patents and Copyrights.

12.2 IN NO EVENT SHALL NORTEL NETWORKS OR ITS AGENTS OR SUPPLIERS BE LIABLE FOR ANY OF THE FOLLOWING: I) DAMAGES BASED ON ANY THIRD PARTY CLAIM, EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN; II) LOSS OF, OR DAMAGE TO, CUSTOMER'S RECORDS, FILES OR DATA; OR III) INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR LOST SAVINGS), EVEN IF NORTEL NETWORKS IS INFORMED OF THEIR POSSIBILITY.

13.  Concessions

13.1 Customer hereby warrants and represents that it and its affiliates in Mexico have obtained the Concessions which will permit each of them to legally operate all or a portion of the Products in Mexico. The Parties agree that Nortel Networks shall not deliver or install any Products, perform any Services or accept any Orders hereunder unless Customer or its affiliates (if applicable) have been granted a Concession in Mexico for the use of such Products.

14.  Changes or Substitution of Products

14.1 At any time, Nortel Networks may implement changes to the Products, modify the Products' designs and Specifications or substitute the Products with ones of similar or more recent design. The Parties shall mutually agree on the Price of such changed or substituted Products. Such a change to or substitution of the Products provided under this Agreement shall be subject to the following requirements: (i) shall not adversely affect the physical or functional interchangeability or the performance Specifications of the Products, except as otherwise agreed in writing by Customer; (ii) the price for equivalent performance shall be the same or lower than the price agreed hereunder, except as otherwise agreed in writing by Customer; (iii) any change or substitution of the Products shall be functionally equivalent and compatible with the changed or substituted Product, without the need for any other adaptations; and (iv) shall under no circumstances either reduce or decrease Nortel Networks' warranty obligations set forth in this Agreement.

15.  Delayed Shipment of the Products or the Performance of the Services

15.1 If Customer notifies Nortel Networks less than thirty (30) days prior to the scheduled delivery date of the Products (or if the Products have been manufactured per the agreed upon schedule) that Customer does not wish to take delivery thereof at the scheduled time or that a site is not available to receive such Products, or if Customer fails to take delivery of such Products upon their arrival at the applicable site, Nortel Networks shall have the right to place



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     the Products in storage and Customer shall bear all costs of demurrage, restocking, warehousing, reloading, transporting, off-loading, and other associated costs incurred by Nortel Networks. All such costs shall be paid in full within thirty (30) days of Customer's receipt of Nortel Networks' commercial invoice therefor. Customer may delay delivery or fail to take delivery of the Products for not more than thirty (30) days. Once such thirty-day term elapses, Customer shall immediately pay to Nortel Networks the outstanding balance of the purchase price of the Products, if any, and the warranty period for the affected Products shall be deemed to start upon expiration of such 30-day term.

15.2 If Customer notifies Nortel Networks less than thirty (30) days prior to the scheduled performance date of the Services that Customer does not wish Nortel Networks to perform such Services at the scheduled time or that the Site is not available for the performance of such Services, Nortel Networks shall have the right to delay the performance of the Services and Customer shall bear all associated and documented out of pocket travel and expense costs incurred by Nortel Networks. All such costs shall be paid in full within thirty (30) days of Customer's receipt of Nortel Networks' commercial invoice therefor.

15.3 Site facilities and physical specifications of equipment (including shelters, fiber cabling, power, etc.) provided by Customer for use with the Products sold hereunder must meet Nortel Networks' installation and environmental Specifications. Any testing required to verify the condition of Site facilities and any required upgrades will be at Customer's expense.

16.  Termination; Survival

16.1 Without prejudice to any rights and remedies provided for hereunder, either Party hereto may terminate this Agreement, effective immediately, upon written notice to any other Party, upon the occurrence of any of the following events or conditions (each, an "Event of Default"):

     (i) the other Party applies for or consents to the appointment of, or the taking of possession by a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,

     (ii) the other Party makes a general assignment for the benefit of its creditors,

     (iii) the other Party commences a voluntary proceeding under the bankruptcy, insolvency or similar laws relating to relief from creditors generally,

     (iv) the other Party fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary proceeding under the bankruptcy, insolvency or similar laws relating to relief from creditors generally, or any application for the appointment of a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property or its liquidation, reorganization, dissolution or winding-up, or

     (v) the other Party materially fails to perform any term or condition under this Agreement or any of its Annexes, which failure continues for a period of thirty (30) days after written notice has been given to the breaching Party; provided, however, that if any Party exercises its termination rights as provided in this Section 16.1 (v) after any sale of the FWA Business by Nortel Networks, the FWA TAS Agreement, shall automatically be terminated concurrently therewith; and provided, further, that if any Party exercises its termination rights as provided in this Section 16.1 (v) prior to any sale of the FWA Business by Nortel Networks, the three other Replacement Agreements shall automatically be terminated concurrently therewith. For the avoidance of doubt, the Parties agree that any failure by Customer to comply with the purchase commitment set forth in Section 19 hereof shall be deemed material.



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16.2 In addition, and without prejudice to any rights and remedies provided for hereunder, Nortel Networks may terminate all four Replacement Agreements, effective immediately, upon written notice to the other Party, upon the occurrence of any of the following events or conditions:

     (i) Customer fails to make payment in accordance with the terms and conditions hereof, which failure continues for a period of ten (10) business days (in Mexico) after written notice to Customer,

     (ii) within eighteen (18) months from the date hereof, the identity of Customer's business materially changes by sale of its business, transfer of control of its capital stock, merger or otherwise, unless prior written consent therefor has been obtained from Nortel Networks; or

     (iii) the occurrence of an Event of Default under any one of the Senior Note or the other Replacement Agreements which by the terms of such agreements would allow Nortel Networks to declare such Senior Note due and payable or to terminate such Replacement Agreement, as the case may be.

16.3 The respective obligations of each Party pursuant to Sections 1, 4, 5, 6, 7, 10, 11, 12, 16 and 18 hereof, and any other obligations of each Party pursuant to this Agreement that by their nature would continue beyond the termination, cancellation, or expiration hereof, shall survive such termination, cancellation, or expiration; provided, however, that if Customer fails to make payment in accordance with the terms and conditions hereof (subject to the cure period provided in Section 16.2 above), the Parties expressly agree that the following Sections hereof shall not survive such termination, cancellation, or expiration: Sections 6 and 7; and provided, further, that Section 4 hereof shall survive such termination, cancellation, or expiration only to the extent that Customer is not in default of the payment of the applicable Software license fees, if any.

17.  Nortel Procedures

17.1 "Nortel Procedures" will consist of documents which describe in detail the engineering, installation, commissioning, maintenance, troubleshooting and operation of Product(s). The Nortel Procedures shall be provided in the English language. Nortel Networks shall provide the Nortel Procedures in Spanish if so published. Nortel Networks shall ship electronic documentation containing the applicable Nortel Procedures to Customer with the initial delivery of a system release to Customer. During the Term, Nortel Networks shall, at no additional charge to Customer, deliver to Customer, one set of electronic files with updates, revisions and/or corrections of such Nortel Procedures as they become available. Customer may order additional copies of the Nortel Procedures at Nortel Networks' then applicable prices. Customer may use and reproduce the Nortel Procedures in paper format for the purposes of engineering, installing, commissioning, maintaining, troubleshooting and operating the Products, subject to the limitations regarding Information set forth in Section 10. Reproduction shall include the copyright or similar proprietary notices. Customer is responsible for ensuring proper versions of the Nortel Procedures are printed and distributed.

18.  General

18.1 Customer agrees that it will not export Products procured hereunder from Mexico without Nortel Networks' prior written consent. Nortel Networks reserves the right to assign any portion of an Order accepted under this Agreement, in whole or in part, provided that such assignment shall be in compliance with the provisions of Section 20 below if such assignment falls under the situation provided for in Section 20 of this Agreement. Customer represents and warrants that it is buying Products and/or Services for its own internal use and not for resale.

18.2 Customer agrees to comply with all laws applicable to it, including all applicable export and import laws and regulations. In the event that any provision of this Agreement or portions



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     thereof are held to be invalid or unenforceable, the remainder of this
     Agreement will remain in full force and effect.

18.3 The terms and conditions of this Agreement, together with the other three Replacement Agreements and any other agreements contemplated by the Term Sheet entered into between Customer and Nortel Networks Limited on October 12, 2002, form the complete and exclusive agreement between Customer and Nortel Networks and replaces any prior oral or written communications and agreements regarding the subject matter thereof.

18.4 Any changes to this Agreement must be made by mutual agreement in writing. All Customer's rights and all of Nortel Networks' obligations are valid only in Mexico.

18.5 The laws of the State of New York, United States of America govern this Agreement, exclusive of its conflict of laws provisions; and nothing in this Agreement affects any statutory rights of consumers that cannot be waived or limited by contract. The United Nations Convention on the International Sale of Goods shall not apply.

18.6 If, within thirty (30) days from the date of any notice of dispute from a Party to any other Party, such Parties are unable to resolve the issue, then either Party may initiate the binding arbitration to resolve such dispute by written notice to such other Party upon expiration of such thirty (30) day period. Any dispute between the Parties arising in connection with this Agreement shall be exclusively resolved by arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce then in force. The arbitration proceedings pursuant to this Section 18(c) shall take place in the English language in the City of Miami, State of Florida, before a panel of three (3) arbitrators appointed in accordance with the aforementioned rules. The decision of the arbitrators shall be final and binding upon the Parties and their respective successors and assigns. The decision and award rendered by the arbitrators may be entered in any court of competent jurisdiction and any such court may order the enforcement of such award against the Parties and their respective successors and assigns.

18.7 EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING ANY ORDER ISSUED AND ACCEPTED HEREUNDER.

18.8 The following Annexes are part of this Agreement:

      Annex A - Initial Order
      Annex B - Change Order Procedures and Form of Change Order
      Annex C - Description of Products
      Annex D - Product Specifications Annex E - Order Procedure
      Annex F - Prices
      Annex G - Warranty Services
      Annex H - Purchase Commitment
      Annex I - Intentionally Left in Blank
      Annex J - Delivery Times

     In the event of any conflict or inconsistency between the provisions of the body of this Agreement and its Annexes, the body of this Agreement shall prevail.

18.9 Notwithstanding anything in this Agreement to the contrary, if the supply of the Products or the performance of the Services by Nortel Networks, or any portion thereof, or the performance of any other obligation hereunder by any party is prevented, delayed, interfered with, or interrupted by reason of a Force Majeure Event, such prevention, delay, interference, or interruption shall be deemed not to be a default pursuant to this Agreement and the time or



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     times for such performance or supply hereunder shall be extended by the period or periods same is so prevented, delayed, interfered with, or interrupted. The foregoing shall apply even though any such cause exists or is foreseeable as of the date hereof. Neither Party shall be required to change its usual business practices or methods or to assume or incur other than its usual costs or expenses in order to mitigate, avoid, or eliminate any Force Majeure Event or to reduce the period of any resulting delay. Each Party shall notify the other Parties of any delay or failure excused by this Section 18(f) and shall specify the revised performance date as soon as practicable. Nothing contained in this Section 18(f) shall affect any obligation of Customer to make any payment when due in accordance with this Agreement.

18.10 All notices pursuant to this Agreement will be in writing and deemed given when delivered in person, by certified mail or courier service, or by facsimile. Notices to Customer shall be sent to:

     Boulevard Gustavo Diaz Ordaz Km. 3.33 L-1
     Colonia Unidad San Pedro
     San Pedro Garza Garcia
     Nuevo Leon, Mexico
     Attention: Director de Negociaciones Estrategicas with a copy to the Corporate Counsel.


     Notices to Nortel Networks shall be sent to:

     Nortel Networks (CALA) Inc.
     1500 Concord Terrace
     Sunrise, Florida 33323-2815,
     Attention: Senior Counsel

     with a copy to:

     Nortel Networks de Mexico, S.A. de C.V.
     Insurgentes Sur 1605, Piso 30
     Col. San Jose Insurgentes
     03900 Mexico, D.F.
     Attn.: President

     Notices from Customer to Nortel Networks pursuant to Section 5.20, shall be sent to:

     Nortel Networks de Mexico, S.A. de C.V.
     Insurgentes Sur 1605, Piso 30
     Col. San Jose Insurgentes
     03900 Mexico, D.F.
     Attn.: Contract Management - Axtel Project

19.  Purchase Commitment

19.1 Customer hereby irrevocably agrees to purchase from Nortel Networks the minimum annual amounts of Products as further described in Annex H hereof.

20.  Assignment; Right of First Refusal

20.1 Each Party agrees not to assign or otherwise transfer this Agreement or its rights under it, or delegate its obligations, without the other Party's prior written consent, and any attempt to do so is void. Notwithstanding the foregoing, Nortel Networks may assign or otherwise transfer this Agreement or its rights under it, or delegate its obligations, to any of its affiliates. Nortel Networks may also assign or otherwise transfer this Agreement or its rights under it, or



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     delegate its obligations, to any purchaser of the FWA Business without the
     Customer's prior written consent; provided that:

     (i) Nortel Networks shall provide to Customer the soliciting or offering material used in connection with any contemplated sale of the FWA Business (the "FWA Information") at the same time any such FWA Information is provided to any third party potential purchaser (the "Potential Purchasers"), subject to execution by the Parties of a non-disclosure agreement in a form and substance reasonably satisfactory to Nortel Networks, but no less restrictive on Customer than the non-disclosure agreement executed with the Potential Purchasers; and provided, however, that Nortel Networks may not offer, solicit interest in or sell the FWA Business to any company which is a direct competitor of Customer or does not have the necessary resources (human and/or technical), at Nortel Networks' reasonable judgment, to manufacture the Products and/or to provide the technical support required by Customer, including without limitation, Telefonos de Mexico, S.A. de C.V. or any of its affiliates (the "Restricted Companies");

     (ii) Nortel Networks hereby grants to Customer a right of first refusal ("RFR") with respect to any offer received by Nortel Networks from any third party which Nortel Networks proposes to accept (including any revised offers), allowing Customer to purchase the FWA Business on terms not less favorable than such offer, subject to Customer having made, within fourteen (14) days after Nortel Networks shall have delivered written notice to Customer of such offer or revised offer (the "Vendor's Notice"), a single deposit of US$4,500,000.00 (four million five hundred thousand United States dollars) (the "Deposit") into an interest bearing escrow account. Once Nortel Networks has received the Deposit, Customer shall have the right to perform a due diligence investigation of the FWA Business, and Nortel Networks shall be obligated to promptly provide all the information and access that Customer reasonably requires for the evaluation of the FWA Business; and

     (iii) in the event of any such sale to a purchaser other than Customer, such new vendor shall assume all of Nortel Networks' obligations under this Agreement.

20.2 If Customer exercises its RFR, Nortel Networks and Customer shall have sixty (60) days from payment of the Deposit to negotiate in good faith and enter into a purchase agreement pursuant to which Nortel Networks will sell the FWA Business to Customer, unless a longer period of time is stated in the offer received from the Potential Purchaser, in which case such longer period shall prevail (the "Offer Period"). If the Parties have entered into such an agreement by the end of the Offer Period, the Deposit shall be credited towards the purchase price of the FWA Business. If the Parties have not entered into such an agreement by the end of the Offer Period, Customer shall forfeit in favor of Nortel Networks the Deposit, and Nortel Networks shall have the right to sell the FWA Business to any Potential Purchaser other than a Restricted Company, subject to the terms and conditions of Section 20.3 below; provided, however, that if the terms of the proposed sale are more favorable to such Potential Purchaser than the best offer (from Nortel Networks' perspective) presented by Customer to Nortel Networks during the Offer Period, then the RFR shall again apply to such sale, but Customer shall not be obligated to provide any additional Deposit.

20.3 If Customer shall decline in any instance to exercise its RFR or the Parties fail to enter into the purchase agreement as described in Section 20.2, Nortel Networks shall have the right for a period of one year from the date of such declination or failure, to sell the FWA Business to a Potential Purchaser (except if such Potential Purchaser is a Restricted Company) without prior notice to Customer, on terms which are not more beneficial to such Potential Purchaser than those set forth in Vendor's Notice. If the foregoing conditions are not met, the RFR shall again apply to such sale; provided, however, that the 60-day term provided in Section
     20.2 above shall be reduced to thirty (30) days and Customer shall not be obligated to provide any additional Deposit.

Purchase and License Agreement for FWA Equipment


--------------------------------------------------------------------------------

The Parties hereto have executed this Purchase and License Agreement for FWA Equipment as of February 14, 2003 and it shall become effective on the Closing Date.


AXTEL, S.A. DE C.V.



By: /S/ Alberto de Villasante
    -------------------------
Name: Alberto de Villasante
Title: Legal Representative


NORTEL NETWORKS LIMITED



By: /S/ Gabriel Garcia-Mosquera
    ---------------------------
Name: Gabriel Garcia-Mosquera
Title: Attorney-in-Fact


NORTEL NETWORKS DE MEXICO, S.A. DE C.V.



By: /S/ Gabriel Garcia-Mosquera
    ---------------------------
Name: Gabriel Garcia-Mosquera
Title: Attorney-in-Fact

Annex A




[AXTEL LOGO]                                                  Purchase Order Foreign Suppliers
                                                              Purchase Order/Date
                                                              4500046564/MAR/18/03
                                                              Buyer:   Salvador Chazaro Perez
                                                              Phone:   (52)81-8114-1769 ext.
                                                              Fax:     (52) 81-8114-1919 ext. 1769
SUPPLIER  :  100515                                           email:   schazaro@axtel.com.mx
NORTEL NETWORKS LIMITED
8200 DIXIE ROAD SUITE 100                                     NOTE:    please include PO number in invoice
L6T 5P6 BRAMPTON
Contact:  DAVID POWELL

                                                              DELIVERY DATE:  MAR/15/04
SHIP TO:
AXTEL S.A. DE C.V. C/O                                        INVOICE TO:
LASER FORWARDING INC.                                         AXTEL S.A. de C.V.
13209 SOUTH UNITEC DRIVE                                      Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
UNIROYAL INDUSTRIAL PARK                                      San Pedro Garza Garcia, N.L. CP 66215
78045 LAREDO, TX


                                                              PAYMENT TERMS:
INCOTERM                                                      0001 payment:  0 days 0.000%
CIP, NORTEL WAREHOUSE DALLAS, TX                                  payment:  0 days 0.000%


PAYABLE IN:
Axtel S.A. de C.V.
Oficinas Monterrey
Blvd. Diaz Ordaz Km 3.33 No. L-1
Col. Unidad San Pedro

This Initial Purchase Order is issued by Axtel, S.A. de C.V. under the terms and conditions set forth in Sections 2.5, 5.21 and 19.1 of the FWA Purchase and License Agreement (the "FWA PLA"), entered by and between Axtel, S.A. de C.V. and Nortel Networks Limited and Nortel Networks de Mexico, S.A. de C.V.

This Purchase Order is issued in accordance with the terms set forth in Section
5.21 of the FWA PLA for the first and second quarter of year 2003.

SPECIAL TERMS OF THIS PURCHASE ORDER

1.- The units described in this Purchase Order comprise a total quantity of [10,000] complete kits of F2 RSS. Therefore, Nortel Networks shall deliver to Axtel [10,000] complete "CUSTOMER PREMISE EQUIPMENT KIT, MODEL F2 RSS".


--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 1/5

[AXTEL LOGO]

SUPPLIER:  100515                              Purchase Order/Date
NORTEL NETWORKS LIMITED                        4500046564/MAR/18/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL


Each complete kit includes:

PEC                      Description                                     Qty

NTEG17DA                 F2 RTU                                          1
NTEG12FA                 RPCU                                            1
A0636762                 RPCU Battery                                    1
NTEG12CL                 RPCU Power Cord                                 1
NTEG12FB                 RPCU Safety Booklet                             1
NTEG99JE                 Drop Cable (500m)                               0.04
NTEG99GR                 Drop Cable Connector (50 pcs)                   0.02
NTEG99CZ                 Drop Cable Connector Pins (500 pcs)             0.02

2.- The CIP Price at Nortel Networks' warehouse in Texas is USD$381.14 per F2 RSS Kit. The prices contained under the wording "We require an order acknowledgment for the following items" of this Purchase Order, have been assigned by Axtel for internal Axtel, order management processes and as such have no bearing on the actual price paid by Axtel to Nortel Networks.

3.- In accordance with the foregoing, the total amount of this Purchase Order is US$3,811,400.00 Dollars.

4.- The Payment and the Delivery Terms of the Products ordered by Axtel in this Purchase Order, shall be in accordance with the terms and conditions set forth in the FWA PLA: 70% upon purchase order effective day 30% 10 days after product delivery

We require an order acknowledgment for the following items:


------------ -------------------- ------------------------ ------------------- --------- ------------ ----------------

                  Material                                        Qty.
   Item          Description             Supplier              Requested         Unit    Unit Price     Total Value
------------ -------------------- ------------------------ ------------------- --------- ------------ ----------------

00010        50003695             NTEG17DA                 10,000              Piece      318.51          3,185,100.00
             NTEG17DA ANTENA (RTU)
CODIGO NORTEL:  NTEG17DA
---------------------------------------------------------- ------------------- --------- ------------ ----------------


--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 2/5

[AXTEL LOGO]

SUPPLIER:  100515                              Purchase Order/Date
NORTEL NETWORKS LIMITED                        4500046564/MAR/18/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL




00020        50003696             NTEG12FA                 10,000              Piece       38.01            380,100.00
             RPCU/FUENTE DE PODER NTEG12FA
RPCU/FUENTE DE PODER
CODIGO NORTEL:  NTEG12FA
---------------------------------------------------------- ------------------- --------- ------------ ----------------

00030        50003699             A0636762                 10,000              Piece       10.74            107,400.00
             BATERIA P/RPCU YUASA ENERSYS NP2.3-12
RPCU BATTERY/BATERIA RPCU 12V
CODIGO NORTEL:  A0636762
------------ -------------------- ------------------------ ------------------- --------- ------------ ----------------

00040        50003512             NTEG12CL                 10,000              Piece        0.54              5,400.00
             POWER CORD/CABLE FTE-PODER NTEG12CL
POWER CORD/CABLE FTE-PODER
No. PARTE NORTEL:NTEG12CL
------------ -------------------- ------------------------ ------------------- --------- ------------ ----------------

00050        50003513             UTPGRB 128SH42           10,000              Piece      242.98/50          48,596.00
             CONECTOR MILITAR P/CABLE EXTERIOR
PLUG FOR ANTENNA DROP CABLE WITH RUBBER BOOT
(ASS'Y RUBBER BOOT WITH BAYO, AND FEMALE INSERT)
------------ -------------------- ------------------------ ------------------- --------- ------------ ----------------

--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------


                                    Page 3/5

[AXTEL LOGO]

SUPPLIER:  100515                              Purchase Order/Date
NORTEL NETWORKS LIMITED                        4500046564/MAR/18/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL




00060        50003514             NTEG99CZ                 100,000             Piece       48.44/500          9,688.00
             PIN P/CONECTOR MILITAR FCI SC20ML1S6UK
PIN P/CONECTOR MILITAR
NUMERO DE PARTE:  SC20ML1S6UK
MARCA SOURIAU (FCI)
------------ -------------------- ------------------------ ------------------- --------- ------------ ----------------

00070        50003511             NTEG12FB                 10,000              Piece        0.36              3,600.00
             RPCU HANDBOOK/MANUAL RPCU NTEG12FB
RPCU HANDBOOK/MANUAL RPCU
CODIGO NORTEL:  NTEG12FB
------------ -------------------- ------------------------ ------------------- --------- ------------ ----------------

00080        50003515             NTEG99JE                 400                 Role       178.82             71,528.00
             CABLE EXTERIOR NEGRO NORTEL NTEG99JE
DROP CABLE 500 METER ROL
Part No. NTEG99JE

                                                 Net Value without VAT USD                                3,811,412.00
                                                 ==================================================== ================


--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------


                                    Page 4/5

[AXTEL LOGO]

SUPPLIER:  100515                              Purchase Order/Date
NORTEL NETWORKS LIMITED                        4500046564/MAR/18/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL




------------ -------------------- ------------------------ ------------------- --------- ------------ ----------------

                  Material                                        Qty.
   Item          Description             Supplier              Requested         Unit    Unit Price     Total Value
------------ -------------------- ------------------------ ------------------- --------- ------------ ----------------




PURCHASE ORDER CONDITIONS: 1.-The following issues: the Certificate the Origin, the packing list and the Pro-form Invoice has to be deliver in the border to the broker. In case that we (Axtel) pay the freight the Supplier has to send the freight bill too.

2.-The original Invoice has to be deliver by a courier to the following address:
AXTEL S.A. de C.V.
Central Purchasing Departament
Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
San Pedro Garza Garcia, N.L. CP 66215

Central Account Payable Departament
Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
San Pedro Garza Garcia, N.L. CP 66215


--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------


                                    Page 5/5


                                                           Purchase Order Foreign Suppliers
[AXTEL LOGO]                                               Purchase Order/Date
                                                           4500046574 / MAR/19/03
                                                           Buyer:    Salvador Chazaro Perez
                                                           Phone:    (52)81-8114-1769 ext.
                                                           Fax:      (52) 81-8114-1919 ext. 1769
SUPPLIER:  100515                                          email:    schazaro@axtel.com.mx
NORTEL NETWORKS LIMITED
8200 DIXIE ROAD SUITE 100                                  NOTE:     please include PO number invoice
L6T 5P6 BRAMPTON
Contact:  DAVID POWELL
                                                           DELIVERY DATE:  DEC/31/04
SHIP TO:
LASER FORWARDING, INC.                                     INVOICE TO:
                                                           AXTEL S.A. de C.V.
13209 SOUTH UNITEC DRIVE                                   Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
UNIROYAL INDUSTRIAL PARK                                   San Pedro Garza Garcia, N.L. CP 66215
78045 LAREDO, TX


                                                           PAYMENT TERMS:
INCOTERM                                                   0001 payment:  0 days 0.000%
CIP, NORTEL WAREHOUSE DALLAS, TX                               payment:  0 days 0.000%

PAYABLE IN:
Axtel S.A. de C.V.
Oficinas Monterrey
Blvd. Diaz Ordaz Km 3.33 No. L-1
Col. Unidad San Pedro




This Initial Purchase Order is issued by Axtel, S.A. de C.V. under the terms and conditions set forth in Sections 2.5, 5.21 and 19.1 of the FWA Purchase and License Agreement (the "FWA PLA"), entered by and between Axtel, S.A. de C.V. and Nortel Networks Limited and Nortel Networks de Mexico, S.A. de C.V.

This Purchase Order is issued in accordance with the terms set forth in Section
5.21 of the FWA PLA for the third quarter of year 2003.

SPECIAL TERMS OF THIS PURCHASE ORDER

1.- The units described in this Purchase Order comprise a total quantity of [5,000] complete kits of F2 RSS. Therefore, Nortel Networks shall deliver to Axtel [5,000] complete "CUSTOMER PREMISE EQUIPMENT KIT, MODEL F2 RSS".

Each complete kit includes:

         PEC                   Description                                Qty

         NTEG17DA              F2RTU                                      1

--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 1/5

[LOGO]

SUPPLIER:  100515                                   Purchase Order/Date
NORTEL NETWORKS LIMITED                             4500046574/MAR/19/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL

         PEC                   Description                                Qty

         NTEG12FA             RPCU                                         1
         A0636762             RPCU Battery                                 1
         NTEG12CL             RPCU Power Cord                              1
         NTEG12FB             RPCU Safety Booklet                          1
         NTEG99JE             Drop Cable (500m)                            0.04
         NTEG99GR             Drop Cable Connector (50 pcs)                0.02
         NTEG99CZ             Drop Cable Connector Pins (500 pcs)          0.02

2.- The CIP Price at Nortel Networks' warehouse in Texas is USD$381.14 per F2 RSS Kit. The prices contained under the wording "We require an order acknowledgment for the following items" of this Purchase Order, have been assigned by Axtel for internal Axtel, order management processes and as such have no bearing on the actual price paid by Axtel to Nortel Networks.

3.- In accordance with the foregoing, the total amount of this Purchase Order is US$1,905,700 Dollars.

4.- The Payment and the Delivery Terms of the Products ordered by Axtel in this Purchase Order, shall be in accordance with the terms and conditions set forth in the FWA PLA: 70% upon purchase order effective day 30% 10 days after product delivery

We require an order acknowledgment for the following items:

------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

                  Material                                          Qty.
   Item          Description                Supplier              Requested      Unit    Unit Price      Total Value
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00010        50003695             NTEG17DA                          5,000      Piece      318.51          1,592,550.00
             NTEG17DA ANTENA (RTU)
CODIGO NORTEL:  NTEG17DA
--------------------------------------------------------------- -------------- --------- ------------ ------------------





--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 2/5

[LOGO]

SUPPLIER:  100515                                   Purchase Order/Date
NORTEL NETWORKS LIMITED                             4500046574/MAR/19/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL



------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

                  Material                                          Qty.
   Item          Description                Supplier              Requested      Unit    Unit Price      Total Value
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00020        50003696             NTEG12FA                          5,000      Piece       38.01            190,050.00
             RPCU/FUENTE DE PODER NTEG12FA
RPCU/FUENTE DE PODER
CODIGO NORTEL:  NTEG12FA
         We require an order acknowledgment for this item
--------------------------------------------------------------- -------------- --------- ------------ ------------------

00030        50003699             A0636762                          5,000      Piece       10.74             53,700.00
             BATERIA P/RPCU YUASA ENERSYS NP2.3-12
RPCU BATTERY/BATERIA RPCU 12V
CODIGO NORTEL:  A0636762
         We require an order acknowledgment for this item
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00040        50003512             NTEG12CL                          5,000      Piece        0.54              2,700.00
             POWER CORD/CABLE FTE-PODER NTEG12CL
POWER CORD/CABLE FTE-PODER
No. PARTE NORTEL:NTEG12CL
         We require an order acknowledgment for this item
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00050        50003513             UTPGRB 128SH42                    5,000      Piece      242.98/50          24,298.00
             CONECTOR MILITAR P/CABLE EXTERIOR
PLUG FOR ANTENNA DROP CABLE WITH RUBBER BOOT
(ASS'Y RUBBER BOOT WITH BAYO, AND FEMALE INSERT)
         We require an order acknowledgment for this item
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------



--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 3/5

[LOGO]

SUPPLIER:  100515                                   Purchase Order/Date
NORTEL NETWORKS LIMITED                             4500046574/MAR/19/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL



------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

                  Material                                          Qty.
   Item          Description                Supplier              Requested      Unit    Unit Price      Total Value
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00060        50003514             NTEG99CZ                         50,000      Piece       48.44/500          4,844.00
             PIN P/CONECTOR MILITAR FCI SC20ML1S6UK
PIN P/CONECTOR MILITAR
NUMERO DE PARTE:  SC20ML1S6UK
MARCA:  SOURIAU (FCI)
         We require an order acknowledgment for this item
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00070        50003511             NTEG12FB                          5,000      Piece        0.36              1,800.00
             RPCU HANDBOOK/MANUAL RPCU NTEG12FB
RPCU HANDBOOK/MANUAL RPCU
CODIGO NORTEL:  NTEG12FB
         We require an order acknowledgment for this item
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00080        50003515             NTEG99JE                           200       Role       178.82             35,764.00
             CABLE EXTERIOR NEGRO NORTEL NTEG99JE
DROP CABLE 500 METER ROL
Part No. NTEG99JE
         We require an order acknowledgment for this item

                                                 Net Value without VAT USD                                1,905,706.00
                                                 ==================================================== ==================

--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 4/5

[LOGO]

SUPPLIER:  100515                                   Purchase Order/Date
NORTEL NETWORKS LIMITED                             4500046574/MAR/19/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL




------------ -------------------- ------------------------------ ------------- --------- ------------- -----------------

                  Material                                           Qty.
   Item          Description                Supplier              Requested      Unit     Unit Price     Total Value
------------ -------------------- ------------------------------ ------------- --------- ------------- -----------------


PURCHASE ORDER CONDITIONS:

1.-The following issues: the Certificate the Origin, the packing list and the Pro-form Invoice has to be deliver in the border to the broker. In case that we (Axtel) pay the freight the Supplier has to send the freight bill too.

2.-The original Invoice has to be deliver by a courier to the following address:
AXTEL S.A. de C.V.
Central Purchasing Departament
Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
San Pedro Garza Garcia, N.L. CP 66215

Central Account Payable Departament
Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
San Pedro Garza Garcia, N.L. CP 66215


--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 5/5


                                                              Purchase Order Foreign Suppliers
[AXTEL LOGO]                                                  Purchase Order/Date
                                                              4500046583/MAR/19/03
                                                              Buyer:    Salvador Chazaro Perez
                                                              Phone:    (52)81-8114-1769 ext.
                                                              Fax:      (52) 81-8114-1919 ext. 1769
SUPPLIER:  100515                                             email:    schazaro@axtel.com.mx
NORTEL NETWORKS LIMITED
8200 DIXIE ROAD SUITE 100                                     NOTE:     please include PO number in invoice
L6T 5P6 BRAMPTON
Contact:  DAVID POWELL

                                                              DELIVERY DATE:  SEP/22/03
SHIP TO  :
LASER FORWARDING, INC.                                        INVOICE TO:
                                                              AXTEL S.A. de C.V.
13209 SOUTH UNITEC DR.                                        Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
UNIROYAL INDUSTRIAL PARK                                      San Pedro Garza Garcia, N.L. CP 66215
78045 LAREDO


                                                              PAYMENT TERMS:
INCOTERM                                                      0001 payment:  0 days 0.000%
EXW, NORTEL CALGARY CANADA                                        payment:  0 days 0.000%

PAYABLE IN:
Axtel S.A. de C.V.
Oficinas Monterrey
Blvd. Diaz Ordaz Km 3.33 No. L-1
Col. Unidad San Pedro




This Initial Purchase Order is issued by Axtel, S.A. de C.V. dated as of March 20, 2003 under the terms and conditions set forth in Sections 5.21 and 19.1 of the FWA Purchase and License Agreement dated as of March 20, 2003 (the "FWA PLA"), entered by and between Axtel, S.A. de C.V. and Nortel Networks Limited and Nortel Networks de Mexico, S.A. de C.V.

SPECIAL TERMS OF THIS PURCHASE ORDER

1.- The units described in this Purchase Order comprise a total quantity of [20] Base Station Units.

2.- The Ex-Works Price at Nortel Networks' warehouse in Calgary, Canada is USD$40,384.62 per Base Station Unit (Cell Site Packet Data Upgrade). The prices contained under the wording "We require an order acknowledgment for the following items" of this Purchase Order, have been assigned by Axtel for internal Axtel, order management processes and as such have no bearing on the actual price paid by Axtel to Nortel Networks.

3.- In accordance with the foregoing, the total amount of this Purchase Order is US$807,692.40 Dollars.

--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 1/5

[LOGO]

SUPPLIER:  100515                                       Purchase Order/Date
NORTEL NETWORKS LIMITED                                 4500046583/MAR/19/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL


4.- The Payment and the Delivery Terms of the Products ordered by Axtel in this Purchase Order, shall be in accordance with the terms and conditions set forth in the FWA PLA: 70% upon purchase order effective day 30% 10 days after product delivery

We require an order acknowledgment for the following items:


------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

                  Material                                          Qty.
   Item          Description                Supplier              Requested      Unit    Unit Price      Total Value
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00010        50008145             NTEG-71HA                          40        Piece     7,692.31           307,692.40
             TRANSCEIVER PROCESSOR MODULE (TPM-PD)
TRANSCEIVER PROCESSOR MODULE (TPM-PD)
PROVEEDOR NORTEL
No. PARTE:  NTEG71HA
NORTEL PART No. NTEG71HA
--------------------------------------------------------------- -------------- --------- ------------ ------------------

00020        50008144             NTEG12FA                           20        Piece     25,000.00          500,000.00
             PACKET DATA SOFTWARE ACTIVATION FEE
PACKET DATA SOFTWARE ACTIVATION FEE
         We require an order acknowledgment for this item
--------------------------------------------------------------- -------------- --------- ------------ ------------------

                                                 Net Value without VAT USD                                  807,692.40
                                                 ==================================================== ==================



--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 2/5


------------ -------------------- ------------------------------ ------------- --------- ------------- -----------------

                  Material                                           Qty.
   Item          Description                Supplier              Requested      Unit     Unit Price     Total Value
------------ -------------------- ------------------------------ ------------- --------- ------------- -----------------


PURCHASE ORDER CONDITIONS:

1.-The following issues: the Certificate the Origin, the packing list and the Pro-form Invoice has to be deliver in the border to the broker. In case that we (Axtel) pay the freight the Supplier has to send the freight bill too.

2.-The original Invoice has to be deliver by a courier to the following address:
AXTEL S.A. de C.V.
Central Purchasing Departament
Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
San Pedro Garza Garcia, N.L. CP 66215

Central Account Payable Departament
Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
San Pedro Garza Garcia, N.L. CP 66215




--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 3/5

[LOGO]

SUPPLIER:  100515                                   Purchase Order/Date
NORTEL NETWORKS LIMITED                             4500046575/MAR/19/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL




                                                              Purchase Order Foreign Suppliers
[AXTEL LOGO]                                                  Purchase Order/Date
                                                              4500046575 / MAR/19/03
                                                              Buyer:      Salvador Chazaro Perez
                                                              Phone:      (52) 81-8114-1769 ext.
                                                              Fax:        (52) 81-8114-1919 ext. 1769
SUPPLIER  :  100515                                           email:   schazaro@axtel.com.mx
NORTEL NETWORKS LIMITED
8200 DIXIE ROAD SUITE 100                                     NOTE:    please include PO number in invoice
L6T 5P6 BRAMPTON
Contact:  DAVID POWELL

                                                              DELIVERY DATE:  MAY/31/04
SHIP TO:
LASER FORWARDING, INC.                                        INVOICE TO:
                                                              AXTEL S.A. de C.V.
13209 SOUTH UNITEC DR.                                        Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
UNIROYAL INDUSTRIAL PARK                                      San Pedro Garza Garcia, N.L. CP 66215
78045 LAREDO


                                                              PAYMENT TERMS:
INCOTERM                                                      0001 payment:  0 days 0.000%
CIP, NORTEL WAREHOUSE DALLAS, TX                                  payment:  0 days 0.000%

PAYABLE IN:
Axtel S.A. de C.V.
Oficinas Monterrey
Blvd. Diaz Ordaz Km 3.33 No. L-1
Col. Unidad San Pedro




This Initial Purchase Order is issued by Axtel, S.A. de C.V. under the terms and conditions set forth in Sections 2.5, 5.21 and 19.1 of the FWA Purchase and License Agreement (the "FWA PLA"), entered by and between Axtel, S.A. de C.V. and Nortel Networks Limited and Nortel Networks de Mexico, S.A. de C.V.

This Purchase Order is issued in accordance with the terms set forth in Section
5.21 of the FWA PLA for the fourth quarter of year 2003.

SPECIAL TERMS OF THIS PURCHASE ORDER

1.- The units described in this Purchase Order comprise a total quantity of [5,000] complete kits of F2 RSS. Therefore, Nortel Networks shall deliver to Axtel [5,000] complete "CUSTOMER PREMISE EQUIPMENT KIT, MODEL F2 FSS".

Each complete kit includes:

--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 1/5

[LOGO]

SUPPLIER:  100515                                   Purchase Order/Date
NORTEL NETWORKS LIMITED                             4500046575/MAR/19/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL



         PEC                 Description                                    Qty

         NTEG12FA            RPCU                                           1
         A0636762            RPCU Battery                                   1
         NTEG12CL            RPCU Power Cord                                1
         NTEG12FB            RPCU Safety Booklet                            1
         NTEG99JE            Drop Cable (500m)                              0.04
         NTEG99GR            Drop Cable Connector (50 pcs)                  0.02
         NTEG99CZ            Drop Cable Connector Pins (500 pcs)            0.02

2.- The CIP Price at Nortel Networks' warehouse in Texas is USD$381.14 per F2 RSS Kit. The prices contained under the wording "We require an order acknowledgment for the following items" of this Purchase Order, have been assigned by Axtel for internal Axtel, order management processes and as such have no bearing on the actual price paid by Axtel to Nortel Networks.

3.- In accordance with the foregoing, the total amount of this Purchase Order is US$1,905,700 Dollars.

4.- The Payment and the Delivery Terms of the Products ordered by Axtel in this Purchase Order, shall be in accordance with the terms and conditions set forth in the FWA PLA: 70% upon purchase order effective day 30% 10 days after product delivery

We require an order acknowledgment for the following items:


------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

                  Material                                          Qty.
   Item          Description                Supplier              Requested      Unit    Unit Price      Total Value
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00010        50003695             NTEG17DA                          5,000      Piece      318.51          1,592,550.00
             NTEG17DA ANTENA (RTU)
CODIGO NORTEL:  NTEG17DA
--------------------------------------------------------------- -------------- --------- ------------ ------------------


--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 2/5

[LOGO]

SUPPLIER:  100515                                   Purchase Order/Date
NORTEL NETWORKS LIMITED                             4500046575/MAR/19/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL




------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

                  Material                                          Qty.
   Item          Description                Supplier              Requested      Unit    Unit Price      Total Value
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------


00020        50003696             NTEG12FA                          5,000      Piece       38.01            190,050.00
             RPCU/FUENTE DE PODER NTEG12FA
RPCU/FUENTE DE PODER
CODIGO NORTEL:  NTEG12FA
         We require an order acknowledgment for this item
--------------------------------------------------------------- -------------- --------- ------------ ------------------

00030        50003699             A0636762                          5,000      Piece       10.74             53,700.00
             BATERIA P/RPCU YUASA ENERSYS NP2.3-12
RPCU BATTERY/BATERIA RPCU 12V
CODIGO NORTEL:  A0636762
         We require an order acknowledgment for this item
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00040        50003512             NTEG12CL                          5,000      Piece        0.54              2,700.00
             POWER CORD/CABLE FTE-PODER NTEG12CL
POWER CORD/CABLE FTE-PODER
No. PARTE NORTEL: NTEG12CL
         We require an order acknowledgment for this item
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00050        50003513             UTPGRB 128SH42                    5,000      Piece      242.98/50          24,298.00
             CONECTOR MILITAR P/CABLE EXTERIOR
PLUG FOR ANTENNA DROP CABLE WITH RUBBER BOOT
(ASS'Y RUBBER BOOT WITH BAYO, AND FEMALE INSERT)
         We require an order acknowledgment for this item
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------


                                    Page 3/5

[LOGO]

SUPPLIER:  100515                                   Purchase Order/Date
NORTEL NETWORKS LIMITED                             4500046575/MAR/19/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL


------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

                  Material                                          Qty.
   Item          Description                Supplier              Requested      Unit    Unit Price      Total Value
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00060        50003514             NTEG99CZ                         50,000      Piece       48.44/500          4,844.00
             PIN P/CONECTOR MILITAR FCI SC20ML1S6UK
PIN P/CONECTOR MILITAR
NUMERO DE PARTE:  SC20ML1S6UK
MARCA:  SOURIAU (FCI)
         We require an order acknowledgment for this item
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00070        50003511             NTEG12FB                          5,000      Piece        0.36              1,800.00
             RPCU HANDBOOK/MANUAL RPCU NTEG12FB
RPCU HANDBOOK/MANUAL RPCU
CODIGO NORTEL:  NTEG12FB
         We require an order acknowledgment for this item
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

00080        50003515             NTEG99JE                           200       Role       178.82             35,764.00
             CABLE EXTERIOR NEGRO NORTEL NTEG99JE
DROP CABLE 500 METER ROL
Part No. NTEG99JE
         We require an order acknowledgment for this item

                                                 Net Value without VAT USD                                1,905,706.00
                                                 ==================================================== ==================



--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 4/5

[LOGO]

SUPPLIER:  100515                                   Purchase Order/Date
NORTEL NETWORKS LIMITED                             4500046575/MAR/19/03
8200 DIXIE ROAD SUITE 100

L6T 5P6 BRAMPTON
Contact:  DAVID POWELL





------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

                  Material                                          Qty.
   Item          Description                Supplier              Requested      Unit    Unit Price      Total Value
------------ -------------------- ----------------------------- -------------- --------- ------------ ------------------

------------ -------------------- ------------------------------ ------------- --------- ------------- -----------------


PURCHASE ORDER CONDITIONS:

1.-The following issues: the Certificate the Origin, the packing list and the Pro-form Invoice has to be deliver in the border to the broker. In case that we (Axtel) pay the freight the Supplier has to send the freight bill too.

2.-The original Invoice has to be deliver by a courier to the following address:
AXTEL S.A. de C.V.
Central Purchasing Departament
Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
San Pedro Garza Garcia, N.L. CP 66215

Central Account Payable Departament
Blvd. Diaz Ordaz Km 3.33 No. L-1, Unidad San Pedro
San Pedro Garza Garcia, N.L. CP 66215



--------------------------------------------------------------------------------
AXTEL S.A. de C.V. Purchasing                      Sign:

--------------------------------------------------------------------------------

                                    Page 5/5

                                     Annex B

                             CHANGE ORDER PROCEDURES

                                     ANNEX B

                             CHANGE ORDER PROCEDURES

The following procedure shall apply to the issuance of Change Orders under the Agreement. Capitalized terms used and not defined herein have the meanings attributed to them in the Agreement.

1.   Change Order

     Any changes made by Customer after the effective date of the Agreement, resulting in adjustments to the content and/or specifications of the Products, Services, process, job schedule or other requirements shall be considered a change order ("Change Order"). The form of Change Order is attached hereto.

     1.1 Customer shall issue a written communication to the Nortel Networks Account Manager detailing the nature of the modifications it wishes to make.

     1.2 The Nortel Networks Account Manager shall return to Customer with an assessment of requirements to present a quotation.

     1.3 Upon acceptance of Nortel Networks' quotation. Customer shall issue a Change Order in the form attached hereto and deliver it to Nortel Networks five (5) business days from receipt of Nortel Networks' quotation.

2.   Non-Billable Change Order

     If changes to the content and specifications of the Products or Services after the Start Date of the Agreement are deemed non-billable to Customer by Nortel Networks, "Non-Billable" shall be checked off on the Change Order.

3.   Customer Information

     In cases where the Change Order is not based on models or merchandise, the Customer Information (CI) meeting shall be held and a related document shall be completed by Customer with the assistance of the Nortel Networks' Systems Application Engineer, capturing all network specifications. Customer shall approve this document prior to each request for quotation and subsequent Change Order.

                             ANNEX B - ATTACHMENT 1
                              FORM OF CHANGE ORDER

                                                             Axtel, S.A. de C.V.
                               Re: Purchase and License Agreement dated ________
                                                     Change Order No.: _________
                                            Circle One: Billable or Non-Billable

1. This Change Order is issued pursuant to Section 2 of the Purchase and License Agreement, dated __________ (the "Agreement"), by and between Axtel, S.A. de C.V. ("Customer") and Nortel Networks Limited and Nortel Networks de Mexico, S.A. de C.V. (collectively, "Nortel Networks"). This Change Order and the Products and Services to be supplied under this Change Order shall be subject to all the terms and conditions set forth in the Agreement.

2. This Change Order shall become effective upon execution by authorized representatives of Nortel Networks and Customer. 3. Origin and Description of Changes:

     [insert narrative explaining reason for change]

     [INSERT ONLY IF NON-BILLABLE: The purpose of this Change Order is to notify you of some changes in the project as described below. Nortel Networks deems these changes non-billable. Any reference to prices or value is for informational purposes only. Nortel Networks requests your acknowledgement below to the changes described in this Change Order. This Change Order shall be deemed accepted if Nortel Networks has not received your express rejection within thirty days from the date set forth above.]

4.   Resulting Adjustment

[address addition, deletion or change in Products to be delivered, change in Price, Schedule, Delivery Term, etc.]


In witness whereof, the Parties have executed this Change Order on the ____ day of ____________, 200_.

AXTEL, S.A. DE C.V.

By:_______________________________
Print Name:_______________________
Title:____________________________


NORTEL NETWORKS LIMITED             NORTEL NETWORKS DE MEXICO, S.A. DE C.V.



By:__________________________       By:____________________________________
Print Name:__________________       Print Name:____________________________
Title:_______________________       Title:_________________________________

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------





                                     Annex C

                             DESCRIPTION OF PRODUCTS

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------



                                     Annex C

                             DESCRIPTION OF PRODUCTS

1.   DOCUMENT SCOPE

1.1  Document Scope

     This document details the definition of the FWA equipment to be supplied by Nortel Networks to AXtel. Note that "Qty." refers to the quantity of a component required for that configuration. Where the quantity of a component required for a configuration differs from the unit of measure for that component, the unit of measure is included in the description of that component. Equipment can only be ordered in whole multiples of the associated unit of measure.

2.1.1 FWA Description of Equipment

2.1.1.1 Intentionally Left in Blank

2.1.1.2 Customer Premise Equipment Kits.

     An F2 RSS Kit is defined as follows:

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG17DA             F2 RTU                                           1
-------------------- ------------------------------------------------ -------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ -------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ -------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ -------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ -------
NTEG99JE             Drop Cable (500M)                                0.04
-------------------- ------------------------------------------------ -------
NTEG99GY             Dual Jacket Drop Cable Connector (50)            0.02
-------------------- ------------------------------------------------ -------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ -------

                  An F5 RSS Kit is defined as follows:

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG18DA             F5 RTU                                           1
-------------------- ------------------------------------------------ -------
NTEG18FA             RDA Kit                                          1
-------------------- ------------------------------------------------ -------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ -------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ -------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ -------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ -------

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------



-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ -------
NTEG99GY             Dual Drop Cable Connector (50)                   0.02
-------------------- ------------------------------------------------ -------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ -------

2.1.1.3 Installation Brackets for F5 & F2 RSS.

                  Compact Mounting Bracket

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
     NTEG19AJ                 Compact Mounting Bracket (10)             1
-------------------- ------------------------------------------------ -------
     NTEG99DC                  Mounting Coach Screw (200)             0.015
-------------------- ------------------------------------------------ -------
     NTEG99DD                        Washer M8 (200)                  0.015
-------------------- ------------------------------------------------ -------
     NTEG99DE                       Frame Fixing(200)                 0.015
-------------------- ------------------------------------------------ -------


2.1.1.4 Radio Basestation Kits

     Discrete Radio Basestation Configurations.

     The following configurations are representative of a typical installation. Specific installations may require variations on these definitions.


------------------- ------------------------------- -------------- --------------- -------------------
       PEC                   Description               18b RBS        27b RBS           48b RBS
------------------- ------------------------------- -------------- --------------- -------------------
     NTED4575       Transceiver Processor Module          5              7                 12
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG72AD       Transceiver Baseband Module           5              7                 15
                    Combining Diversity
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG77EC       Transceiver Masthead Unit Kit         6              9                 18
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97PC       Antenna to TMU 4m Cable               6              9                 18
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG94BD       1M Pre-Fit Cabinet                    1              2                 3
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG63AA       Transceiver Timer Module              0              0                 0
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG73AA       Network Management Module             0              0                 0
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG99CJ       TMU to Cabinet IF1/2" cable          0.6            0.9               1.8
                    (500m)
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG91BA       1/2  " IF Cable Connector Kit          6              9                 18
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG99CE       TMU to Cabinet Power cable           0.6            0.9               1.8
                    (500m)
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG93AA       Power Cable Connector Kit             6              9                 18
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG99CA       TMU to Cabinet Data Cable            0.6            0.9               1.8
                    (500m)
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG92AA       Data Cable Connector Kit              6              9                 18
------------------- ------------------------------- -------------- --------------- -------------------


Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------


------------------- ------------------------------- -------------- --------------- -------------------
       PEC                   Description               18b RBS        27b RBS           48b RBS
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97MF       120 Degree Horizontal              Up to 6        Up to 9           Up to 6
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97ME       120 Degree Vertical                Up to 6        Up to 9           Up to 6
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97NF       60 Degree Horizontal               Up to 6        Up to 9           Up to 12
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97NE       60 Degree Vertical                 Up to 6        Up to 9           Up to 12
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97NG       40 Degree Vertical                    0              0              Up to 12
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97NH       40 Degree Horizontal                  0              0              Up to 12
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------


With regard to antennas for the various basestation configurations, the quantities shown above reflect the maximum number of each antenna that could be required in a specific installation. The combined total actual antenna requirement for each configuration is:

                  18b - 6
                  27b - 9
                  48b - 18

For clarity, NTEG94BD (1M Pre-Fit Cabinet) and NTEG77EC (Transceiver Masthead Unit Kit) are defined as follows:


------------------------------------------------------------------------------------------------------
                           NTEG94BD 1M Pre-Fit Cabinet
------------------- -------------------------------------------------------------------------- -------
       PEC                                         Description                                  Qty.
------------------- -------------------------------------------------------------------------- -------
NTED4575            Transceiver Processor Module                                                 1
------------------- -------------------------------------------------------------------------- -------
NTEG63AA            Transceiver Timer Module                                                     2
------------------- -------------------------------------------------------------------------- -------
NTEG72AD            Transceiver Baseband Module Combining Diversity                              1
------------------- -------------------------------------------------------------------------- -------
NTEG73AA            Network Management Module                                                    1
------------------- -------------------------------------------------------------------------- -------
NTEG7662            CABINET CABLE SET TYPE 2                                                     1
------------------- -------------------------------------------------------------------------- -------
NTEG74BA            Over Voltage Protection Module                                               3
------------------- -------------------------------------------------------------------------- -------
NTEG76BA            ITS Fan Tray Assembly                                                        1
------------------- -------------------------------------------------------------------------- -------
NTEG76CC            Secondary DC Breaker Rack Filtered                                           1
------------------- -------------------------------------------------------------------------- -------
NTEG76FB            I.T.S Basestation Diversity Sub Rack                                         1
------------------- -------------------------------------------------------------------------- -------
NTEG76GA            I.T.S U.K Maintenance Port Assembly                                          1
------------------- -------------------------------------------------------------------------- -------
NTEG94AN            1.0M Cabinet Floor Mounting Plinth                                           1
------------------- -------------------------------------------------------------------------- -------
NTEG94FA            Alarm Connector Block                                                        1
------------------- -------------------------------------------------------------------------- -------
NTEG94QA            1.0M Internal ITS Cabinet                                                    1
------------------- -------------------------------------------------------------------------- -------

------------------------------------------------------------------------------------------------------
                     NTEG77EC Transceiver Masthead Unit Kit
------------------- -------------------------------------------------------------------------- -------
       PEC                                         Description                                  Qty.
------------------- -------------------------------------------------------------------------- -------
------------------- -------------------------------------------------------------------------- -------
NTEG77CA            T.M.U./T.A.S. Ground Bond Kit                                                1
------------------- -------------------------------------------------------------------------- -------
------------------- -------------------------------------------------------------------------- -------
NTEG77DA            Sun Shield Assembly                                                          1
------------------- -------------------------------------------------------------------------- -------
------------------- -------------------------------------------------------------------------- -------
NTEG77GB            T.M.U. Assemble BF Band (100MHz)                                             1
------------------- -------------------------------------------------------------------------- -------
------------------- -------------------------------------------------------------------------- -------
P0821020            U Bolt 61 C R S                                                              2
------------------- -------------------------------------------------------------------------- -------
------------------- -------------------------------------------------------------------------- -------
P0821021            U Bolt 126 C R S                                                             2
------------------- -------------------------------------------------------------------------- -------
------------------- -------------------------------------------------------------------------- -------
P0834843            T.M.U. Mounting Bracket V3                                                   1
------------------- -------------------------------------------------------------------------- -------

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------


2.1.1.5 Discrete Radio Basestation Upgrade Configurations.

     The following configurations are representative of a typical installation, eg. 45m cable runs assumed. Specific installations may require variations on these definitions.



------------------- --------------------------- ---------------- ----------------- -------------------
       PEC                 Description            18b to 27b        27b to 48b       PDS Upgrade to
                                                    Upgrade          Upgrade            18b ITS
------------------- --------------------------- ---------------- ----------------- -------------------
     NTED4575       Transceiver Processor              2                5                  0
                    Module
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG72AD       Transceiver Baseband               2                8                  0
                    Module Combining Diversity
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG77EC       Transceiver Masthead Unit          3                9                  0
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97PC       Antenna to TMU 4m Cable            3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG94BD       1M Pre-Fit Cabinet                 1                1                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG63AA       Transceiver Timer Module           0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG73AA       Network Management Module          0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CJ       TMU to Cabinet IF1/2"             0.3               1                  0
                    cable  (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG91BA       1/2" IF Cable Connector            3                9                  0
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CE       TMU to Cabinet Power              0.3               1                  0
                    cable (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG93AA       Power Cable Connector Kit          3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CA       TMU to Cabinet Data Cable         0.3               1                  0
                    (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG92AA       Data Cable Connector Kit           3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97MF       120 Degree Horizontal           Up to 3             0                  0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97ME       120 Degree Vertical             Up to 3             0                  0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NF       60 Degree Horizontal            Up to 3          Up to 12              0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NE       60 Degree Vertical              Up to 3          Up to 12              0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NG       40 Degree Vertical                 0             Up to 12              0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NH       40 Degree Horizontal               0             Up to 12              0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG71HA       Transceiver processor              0                0                  2
                    Module - Packet Data
------------------- --------------------------- ---------------- ----------------- -------------------
       N/A          Packet Data Software               0                0                  1
                    Activation Fee
------------------- --------------------------- ---------------- ----------------- -------------------


Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------

                  With regard to antennas for the various basestation upgrade configurations, the quantities shown above reflect the maximum number of each antenna that could be required in a specific installation. The combined total actual antenna requirement for each upgrade configuration is:
                  18b to 27b Upgrade - 3
                  27b to 48b Upgrade - 12

2.1.1.6  FWA Software.


------------ -------------------------------------------------------- ----------
    PEC                            Description                           Qty.
------------ -------------------------------------------------------- ----------
    N/A      Basestation Packet Data Software Activation Fee               1
------------ -------------------------------------------------------- ----------
    N/A      F2 RSS 2nd Line Activation                                    1
------------ -------------------------------------------------------- ----------
    N/A      F5 RSS 2nd Line Activation                                    1
------------ -------------------------------------------------------- ----------


2.1.1.7 FWA OA&M Equipment.

                        Field Engineering Terminal (FET).

Choose one of the following.

------------ -------------------------------------------------------- ----------
     PEC                           Description                            Qty.
------------ -------------------------------------------------------- ----------
   NTEG30AN  FET System Complete (LINUX)on  Panasonic CF27                 1
------------ -------------------------------------------------------- ----------
   NTEG30AF  LINUX FET Software Application Kit for Panasonic CF27         1
------------ -------------------------------------------------------- ----------


                  Residential Installation System (RIS).
Survey Kit

--------------- ------------------------------------------------------ ---------
       PEC                          Description                            Qty.
--------------- ------------------------------------------------------ ---------
    NTEG24BF                100 MHz Generic Survey Kit                      1
--------------- ------------------------------------------------------ ---------
   NTEG10DCBV         RSS Installation Sub-Set Documentation                1
--------------- ------------------------------------------------------ ---------
    P0872025                        Large Belt                              1
--------------- ------------------------------------------------------ ---------
    NTEG24BE       RTU SAK/Handle Pole Kit (5.5m extension kit)             1
--------------- ------------------------------------------------------ ---------
    NTEG22EB                  RTU SAK/Handle Assembly                       1
--------------- ------------------------------------------------------ ---------
    A0734347                            GPS                                 1
--------------- ------------------------------------------------------ ---------
    A0658055                    Linesman Phone U.S.                         1
--------------- ------------------------------------------------------ ---------

Maintenance Kit

-------------- ---------------------------------------------------- ------------
      PEC                        Description                           Qty.
-------------- ---------------------------------------------------- ------------
   NTEG24AA            100MHz Generic Maintenance Kit                    1
-------------- ---------------------------------------------------- ------------
   NTEG21ND                PSA Mains Adapter U.S.                        1
-------------- ---------------------------------------------------- ------------
   A0745625                RMT Mains Adapter U.S.                        1
-------------- ---------------------------------------------------- ------------
   A0657248                         Modem                                1
-------------- ---------------------------------------------------- ------------
   A0655833                      Multimeter                              1
-------------- ---------------------------------------------------- ------------
   NTEG21PB                Vehicle charging Cable                        1
-------------- ---------------------------------------------------- ------------
   A0743766                  RMT Docking Holster                         1
-------------- ---------------------------------------------------- ------------


                                     Pge 6

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------

                  Radio Element Manager (REM).
                  The following configurations are representative of a typical installation. Specific installations may require variations on these definitions.

------------- ------------------------------------------------------------ -----
      PEC                                Description                        Qty.
------------- ------------------------------------------------------------ -----
   NTEG43AC   HP Unix Server                                                  1
------------- ------------------------------------------------------------ -----
   NTEG41GD   REM Redundancy Upgrade Kit with Online Backup                   1
------------- ------------------------------------------------------------ -----
   NTEG41EG   REM Processor Upgrade Kit                                       1
------------- ------------------------------------------------------------ -----
   A0784688   HP 3.5" hot swappable drive for HP D-CAL                        1
------------- ------------------------------------------------------------ -----
   NTEG43AA   HP Client Workstation                                           1
------------- ------------------------------------------------------------ -----
   NTEJ40BK   Radio Element Manager Software Platform 4.4.2                   1
------------- ------------------------------------------------------------ -----
   NTEG42CB   Snmp Ethernet Network Mgt. Card Type 2                          1
------------- ------------------------------------------------------------ -----
   NTEG42BC   Network Hub 16 Slot Chassis,Fantray, Hipernmc & Dual Psu        1
------------- ------------------------------------------------------------ -----
   NTEG42FB   60 Channel Netserver Ethernet L A N Card                        1
------------- ------------------------------------------------------------ -----
   NTEG42GM   Quad Modem Card With S/Ware Type 1                              1
------------- ------------------------------------------------------------ -----
   NTEG43AD   Unix Server annual support                                      1
------------- ------------------------------------------------------------ -----
   NTEG43AB   Client Workstation annual support                               1
------------- ------------------------------------------------------------ -----
   NTEJ40GC   Remedy ARS Support                                              1
------------- ------------------------------------------------------------ -----
   NTEJ40JC   Oracle RDBMS Support                                            1
------------- ------------------------------------------------------------ -----
   A0743702   Openview SW Support                                             1
------------- ------------------------------------------------------------ -----
   NTEG42KA   Network Hub Annual SW Maintenance                               1
------------- ------------------------------------------------------------ -----
   A0743715   SW support CLEO                                                 1
------------- ------------------------------------------------------------ -----
   A0740374   Power cord grounded North America                               0
------------- ------------------------------------------------------------ -----
   NTEJ40AE   REM Exceed SW                                                   1
------------- ------------------------------------------------------------ -----
   NTEG41HB   10 BASE-T SWITCHING HUB-24R                                     1
------------- ------------------------------------------------------------ -----


2.1.1.8 FWA Equipment Spares.

------------------- ------------------------------------------------- ----------
       PEC                                    Description               Qty. Per
------------------- ------------------------------------------------- ----------
     NTED4575       Transceiver Processor Module                            1
------------------- ------------------------------------------------- ----------
     NTEG72AD       Transceiver Baseband Module Combining Diversity         1
------------------- ------------------------------------------------- ----------
     NTEG77EC       Transceiver Masthead Unit Kit                           1
------------------- ------------------------------------------------- ----------
     NTEG97PC       Antenna to TMU 4m Cable                                 1
------------------- ------------------------------------------------- ----------
     NTEG76BA       ITS Fan Tray Assembly                                   1
------------------- ------------------------------------------------- ----------
     NTEG76CC       Secondary DC Breaker Rack Filtered                      1
------------------- ------------------------------------------------- ----------
     NTEG76FB       I.T.S Basestation Diversity Sub Rack                    1
------------------- ------------------------------------------------- ----------
     NTEG76GA       I.T.S U.K Maintenance Port Assembly                     1
------------------- ------------------------------------------------- ----------
     NTEG94QA       1.0M Internal ITS Cabinet                               1
------------------- ------------------------------------------------- ----------
     NTEG74BA       Over Voltage Protection Module                          3
------------------- ------------------------------------------------- ----------
     NTEG63AA       Transceiver Timer Module                                1
------------------- ------------------------------------------------- ----------
     NTEG73AA       Network Management Module                               1
------------------- ------------------------------------------------- ----------
     NTEG99CJ       TMU to Cabinet IF1/2"Cable                            500m
------------------- ------------------------------------------------- ----------
     NTEG91BA       1/2" IF Cable Connector Kit                             1
------------------- ------------------------------------------------- ----------
     NTEG99CE       TMU to Cabinet Power Cable                            500m
------------------- ------------------------------------------------- ----------
     NTEG93AA       Power Cable Connector Kit                               1
------------------- ------------------------------------------------- ----------
     NTEG99CA       TMU to Cabinet Data Cable                             500m
------------------- ------------------------------------------------- ----------
     NTEG92AA       Data Cable Connector Kit                                1
------------------- ------------------------------------------------- ----------
     NTEG97ME       120 Degree Vertical Polarization Antenna                1
------------------- ------------------------------------------------- ----------

                                     Page 7
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Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------



------------------- ----------------------------------------------- ------------
       PEC                                    Description             Qty. Per
------------------- ----------------------------------------------- ------------
     NTEG97MF       120 Degree Horizontal Polarization Antenna            1
------------------- ----------------------------------------------- ------------
     NTEG97NE       60 Degree Vertical Polarization Antenna               1
------------------- ----------------------------------------------- ------------
     NTEG97NF       60 Degree Horizontal Polarization Antenna             1
------------------- ----------------------------------------------- ------------
     NTEG97NG       40 Degree Vertical Polarization Antenna               1
------------------- ----------------------------------------------- ------------
     NTEG97NH       40 Degree Horizontal Polarization Antenna             1
------------------- ----------------------------------------------- ------------
     NTEG71HA       Transceiver Processor Module - Packet Data            1
------------------- ----------------------------------------------- ------------
     NTEG18DA       F5 RTU                                                1
------------------- ----------------------------------------------- ------------
     NTEG18FA       RDA Kit                                               1
------------------- ----------------------------------------------- ------------
     NTEG12FA       RPCU                                                  1
------------------- ----------------------------------------------- ------------
     A0636762       RPCU Battery                                          1
------------------- ----------------------------------------------- ------------
     NTEG12CL       RPCU Power Cord                                       1
------------------- ----------------------------------------------- ------------
     NTEG12FB       RPCU Safety Booklet                                   1
------------------- ----------------------------------------------- ------------
     NTEG99JE       Dual Jacket Drop Cable                              500m
------------------- ----------------------------------------------- ------------
     NTEG99GY       Dual Jacket Drop Cable Connector                     50
------------------- ----------------------------------------------- ------------
     NTEG99CZ       Drop Cable Connector Pins                            500
------------------- ----------------------------------------------- ------------
     NTEG17DA       F2 RTU                                                1
------------------- ----------------------------------------------- ------------



                                     Page 8
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Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment

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                                     Annex D

                             Product Specifications

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Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------





                                     Annex D

                             Product Specifications

                                PLA FWA Contract

1.   Scope

1.1 This section defines the essential performance characteristics of the Nortel Networks Internet Fixed Wireless Access system (Internet FWA). The scope of the section is confined to the airside equipment that supports wireless transmission in the local loop, i.e. that part of the system from the Base-station network interface to the subscriber premises terminal interface (telephone socket), together with associated network management operations systems in the element management layer. The specifications for the switch, service gateway and other associated backhaul equipment are therefore specifically excluded from this section.

2.1  General description

2.1.1 Intentionally Left in Blank

2.1.1.1 Purpose of Internet FWA

     The Internet FWA system allows telecommunications operators to construct high quality telephone access networks between customers' premises and local exchanges. The system uses cellular point to multi-point wireless technology as a replacement for traditional copper-based local loops. A major advantage of FWA technology is that it allows operators to create new access networks quickly and with minimum capital investment.

     Each terminal in the Internet FWA system is capable of delivering PSTN circuit-switched services through two standard analogue telephone lines. In addition to the PSTN services, a packet-mode service may be used to deliver `always-on' connections between one or more Internet Service Providers
     (ISPs) and the computer equipment of subscribers.

     The Internet FWA system provides a frequency division duplex radio link to a subscriber transceiver system and operates in the 3.4 to 3.6 GHz band. The air interface utilizes time division multiplex on the downlink and time division multiple access on the uplink. The system comprises a network of Radio Base-stations (RBS) arranged on a cellular plan and these are connected to the PSTN or to the public Internet by a conventional back-haul network. Each base-station consists of one or more Integrated Transceiver Systems (ITSs).

2.1.2 Sub-systems

     The Internet FWA system contains two Network elements (NEs):

     o    Remote Service System (RSS)

     o    Radio Base Station (RBS)

     The Internet FWA system contains three Operations systems (OSs):

     o    Radio Element Manager (REM)

     o    RSS Installation System (RIS)

     o    Field Engineering Terminal (FET)


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     The Remote Service System (RSS)

     This system provides the subscriber with two independent analogue exchange lines and optionally a packet data service interface. The system consists of the RSS Terminal Unit (RTU), an RSS Power and Connection unit (RPCU) and an RSS Data Adapter (RDA).

     The RTU is mounted externally to the subscriber premises and contains a directional antenna, radio electronics and the two analogue line interfaces to carry PSTN services. The unit is powered from the RPCU indoor unit that plugs into the subscribers mains supply. A `drop cable' connects the RTU to the RPCU. The RPCU contains two sets of telephone sockets for connection to the subscriber's telephone equipment. In order to provide the optional packet data service, an RDA is supplied along with a special version of the RTU that contains the required data interface. The packet data service makes use of the HPNA standard to multiplex the data onto `line 0' of the telephone wires. The RDA connects to the subscriber's personal computer.

     The Integrated Transceiver System (ITS)

     One or more ITSs form the basis of the radio base-station and have been designed to serve an area of up to 5km radius in a typical urban environment and up to 20km in a rural environment.

     Voice band circuits from the ITS are connected to the switch by means of E1 links running a V5.2 protocol. The packet data service is also routed over E1 links to the service gateway using L2TP (layer 2 tunnel protocol). The ITS can route any slot from the `circuit' E1s to any slot on the airside interface.

     In principle, an ITS can be provisioned as a 3, 6, 9, 12, 15 or 18 bearer configuration. RBS configurations specifically supported by installation and maintenance processes provide tri-sectored configurations with 18 or 27(1) RF carriers, or a tri/hex-sectored RBS with 48 RF carriers. The 27-carrier configurations require the use of two ITSs, and the 48-carrier configuration requires the use of three ITSs. The 48 bearer base-station is designed to provide coverage in two `RF layers', the first layer allowing a frequency re-use of one to be employed whilst a more conservative frequency plan is used in the other layer. Service to the individual RSS can be switched between these two layers depending on the interference environment experienced at that RSS.

     Radio Element Manager (REM)

     The Radio Element Manger (REM) is a high performance, high capacity management system and is used to perform the Operation, Administration, Maintenance and Provisioning (OAM&P) procedures for the Internet FWA network. One REM can manage up to 200 ITSs and 150,000lines. The REM is primarily composed of a server platform, a client platform, additional user PCs and a Network Communications Server. Their respective purposes are described below. The REM supports a total of 4 expert and 4 standard user sessions.

     The REM server performs all provisioning related, object-related, event and alarm related processing, together with some of the GUI processing. Further, the server stores all object, event and alarm related data and state. As such, the majority of REM software executes on the server. The server also interfaces directly to a customer's High Level Management System (HLMS) for subscriber provisioning.

----------

1 In the Axtel application, the 27 bearer base-stations generally provide only 26 bearers due to limited availability of RF channels.


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     The REM Client primarily acts as the host platform for the additional user
     GUI screens. It provides some of the GUI processing, and acts as a platform on which additional user scripts run.

     PCs running Exceed software connect with the REM client to allow access for additional users.

     The Network Communication Server (NCS) is an integrated terminal server and modem unit, which provides a connectivity solution from the REM to its network of ITSs. It also provides connectivity to the Remote Maintenance Terminal that is used during the subscriber hardware installation.

     Field engineering terminal (FET)

     The installing engineer will use this equipment during installation and commissioning of Base-station equipment. The FET application runs on a PC platform using a LINUX operating system. The FET is intended to connect locally into an ITS and allows control of the ITS as well as access to status information. Each FET requires a license key to enable operation and these are available from Nortel Networks.

     RSS Installation system (RIS)

     The installing engineer will use this equipment to control the RSS during installation, to aid antenna alignment to the Base Station, to measure the performance of the RF link and to enable the connection. The primary component of the RIS is the Remote Maintenance Terminal (RMT).

2.1.3 External interfaces

     The physical layer external interfaces of the Internet FWA system are:

     o    Analogue line interface at the RSS

     o    Packet data interface at the RSS

     o    A.C. power interface at the RSS

     o    PCM (E1) interface at the RBS

     o    Packet data (E1) interface at the RBS

     o    D.C. power interface at the RBS

     o    External alarm interface at the RBS

     o Analogue line interface at the RIS. This is used to connect the RMT to the REM to download provisioning data.

     o    Analogue line interface at the REM

     o Ethernet interface at the REM. This is used to connect the REM to higher-layer operations systems.

2.2  Physical characteristics

2.2.1 RSS transceiver unit (RTU)

2.2.1.1 Mechanical

              Length/width: 300 mm (octagonal, measured between flat faces)
              Depth: 90 mm excluding mounting brackets
              Mass: 2.5 kg.


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2.2.1.2 Environmental

              Ambient temperature: -40 C to +50 C
              Solar radiation: <= 1120 W/m2
              Relative humidity: 5% to 100%

H2.2.2         RSS power and connection unit (RPCU)

2.2.2.1 Mechanical

              Length: 210 mm
              Width: 135 mm
              Depth: 41 mm
              Mass: 2.0 kg including battery

2.2.2.2 Electrical

              Input voltage: 85 V to 270 V RMS
              Input frequency: 45 Hz to 70 Hz

2.2.2.3 Environmental

              Ambient temperature: -5 C to +45 C
              Relative humidity 5% to 100%

2.2.3 RSS data adaptor (RDA)

2.2.3.1 Mechanical

              Length: 165 mm
              Width: 125 mm
              Depth: 28 mm
              Mass: 250 g

2.2.3.2 Environmental

              Ambient temperature: -5C to +45C
              Relative humidity: 5% to 100%

2.2.4 Integrated transceiver system (ITS) indoor equipment

2.2.4.1 Mechanical

              Width: 600mm
              Height and depth (1 metre cabinet): 1000 mm x 300 mm

2.2.4.2 Environmental

              Ambient temperature: 0 C to +45 C
              Solar radiation: <= 700 W/m2
              Relative humidity: 5% to 95%


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2.2.5 Integrated transceiver system (ITS) masthead equipment

2.2.5.1 Mechanical (TMU)

              Height: 600 mm
              Width: 450 mm
              Depth: 200 mm
              Mass: <= 30 kg

2.2.5.2 Environmental

              Ambient temperature: -40 C to +50 C
              Solar radiation: <= 1120 W/m2
              Relative humidity: 5% to 100%

2.3  Radio system

2.3.1 General description of the air interface

2.3.1.1 Physical layer

     The physical layer of the Internet FWA air interface uses digital time division multiplex/time division multiple access (TDM/TDMA) with a 10-slot frame structure. Uplink and downlink carriers are paired, and separated by a fixed duplex spacing of 99.84MHz. A TDM/TDMA channel (i.e. one time-slot one on one RF carrier) is known as a physical channel. In the maximum configuration, one ITS provides 18 pairs of RF carriers, and 180 physical channels.

     The uplink carriers are contained within the frequency band 3425 MHz to 3450 MHz, and the downlink carriers are contained within the frequency band 3525 MHz to 3550 MHz.

     The modulation scheme for both the uplink and downlink direction is pi/4 shifted differential quadrature phase shift keying ((pi)/4DQPSK) with a nominal symbol rate of 256,000 symbols/s. The gross data rate is 512 kbits/s per carrier.

     Reserved channels are used to allow contention access by terminals. These access channels are not available for carrying subscribers' voice or data traffic.

2.3.1.2 Channel plan

     The Internet FWA system operates over 78 RF channels, with a nominal channel spacing of 307.2 kHz. The lowest uplink channel (Ch. 2) has a nominal centre frequency of 3425.8944 MHz. The highest downlink channel (Ch. 79) has a nominal centre frequency of 3549.3888 MHz. The fixed duplex spacing is equivalent to 325 times the channel spacing.

2.3.1.3 MAC layer for PSTN traffic

     One physical channel is capable of carrying a single 32 kbit/s ADPCM circuit-switched connection, or one half of a 64 kbit/s PCM circuit-switched connection.

2.3.1.4 MAC layer for the Packet data service

     Physical channels can be allocated in groups of six to carry packet-mode traffic. One group of six physical channels is described as a packet channel.


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2.3.2 RF performance of the ITS equipment

2.3.2.1 Maximum transmit power

     The maximum transmit power from the ITS is not less than 28 dBm for each carrier, measured at the antenna port of the TMU.

2.3.2.2 Transmitter implementation loss

     The transmitted signal from the ITS is a close approximation to an ideal
     (pi)/4DQPSK signal. The additional carrier to noise margin required to demodulate the practical transmitted signal, compared to an ideal signal is less than 1 dB.

2.3.2.3 Spectrum due to modulation

     The spectrum due to modulation at the output of the ITS is as follows:

     ---------------------- ----------------------------------------------------
     Channel                Mean power (dBc)
     ---------------------- ----------------------------------------------------

     N                      0 dBc (by definition)

     N +/- 1                <= -24.5 dBc

     N +/- 2                <= -40 dBc

     N +/- 3                <= -50 dBc

     Any other channel      <= -60 dBc or -60 dBm (whichever is greater)
     ---------------------- ----------------------------------------------------

     The mean power is measured using an ideal receiver with root-raised-cosine filtering with transition factor ((alpha)) = 0.4, and with the receiver tuned to the centre of the appropriate adjacent channel.

2.3.2.4 Minimum receiver sensitivity

     The receiver sensitivity for the ITS is not greater than -101.5 dBm, measured at the antenna port of the TMU, for a bit error ratio (BER) of 10-3 before forward error correction. This measurement assumes an ideal transmitter.

2.3.2.5 Receiver selectivity

     The ITS receiver selectivity is specified in terms of the level of interfering signal consistent with a bit error ratio (BER) for the wanted signal of less than 10-3 before FEC. The interfering signal is assumed to be from a signal source with the ideal characteristics of the Internet FWA radio system, centered on the applicable adjacent channel. The wanted signal is assumed to be from a similar ideal source and set at a level 3 dB greater than the level required for BER = 10-3 in the absence of interference. The carrier to interference levels are as follows:


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     ---------------------- ---------------------------------------------------
     Channel                Carrier/Interference ratio for BER = 10-3
     ---------------------- ---------------------------------------------------

     N                      <= 14.4 dB

     N +/- 1                <= -15.5 dB

     N +/- 2                <= -58.5 dB

     Any other channel      <= -84.5 dBc
     ---------------------- ---------------------------------------------------

2.3.3 RF performance of the RSS equipment

2.3.3.1 Maximum transmit power

     The maximum transmit power from the RSS is not less than 44.5 dBm EIRP in RF channels 8 to 73 inclusive, and not less than 41.5 dBm EIRP in the remaining channels. This transmit power specification applies to the complete RTU including the antenna.

2.3.3.2 Transmitter implementation loss

     The transmitted signal from the RSS is a close approximation to an ideal
     (pi)/4DQPSK signal. The additional carrier to noise margin required to demodulate the practical transmitted signal, compared to an ideal signal is less than 1 dB.

2.3.3.3 Spectrum due to modulation

     The spectrum due to modulation at the output of the RSS is as follows:

     -------------------------------- -------------------------------
     Channel                          Mean power (dBc)
     -------------------------------- -------------------------------

     N                                0 dBc (by definition)

     N +/- 1                          <= -24.5 dBc

     N +/- 2                          <= -40 dBc

     N +/- 3                          <= -50 dBc

     Any other channel                <= -60 dBc
     -------------------------------- -------------------------------

     The mean power is measured using an ideal receiver with root-raised-cosine filtering with transition factor ((alpha)) = 0.4, and with the receiver tuned to the centre of the appropriate adjacent channel. The measured power is averaged over duration of the time-slot containing the uplink transmission.

2.3.3.4 Minimum receiver sensitivity

     The receiver sensitivity for the RSS is not greater than -102 dBm in RF channels 8 to 73 inclusive, and not greater than -101.5 dBm in the remaining channels. The received signal is


                                     Page 8
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     measured at the connector of the RTU antenna, for a bit error ratio (BER)
     of 10-3 before forward error correction. This measurement assumes an ideal transmitter.

2.3.3.5 Receiver selectivity

     The RSS receiver selectivity is specified in terms of the level of interfering signal consistent with a bit error ratio (BER) for the wanted signal of less than 10-3 before FEC. The interfering signal is assumed to be from a signal source with the ideal characteristics of the Internet FWA radio system, centered on the applicable adjacent channel. The wanted signal is assumed to be from a similar ideal source and set at a level 3 dB greater than the level required for BER = 10-3 in the absence of interference. The carrier to interference levels are as follows:

     --------------------------- -----------------------------------------------
     Channel                     Carrier/Interference ratio for BER = 10-3
     --------------------------- -----------------------------------------------

     N                           <= 14.4 dB

     N +/- 1                     <= -10.2 dB

     N +/- 2                     <= -25.6 dB

     N +/- 3                     <= -32.6 dB

     N +/- 4                     <= -35.6 dB

     N +/- 5                     <= -58.6 dB

     Any other channel           Blocking specification applies
     --------------------------- -----------------------------------------------

2.3.3.6 RSS receiver dynamic range

     The dynamic range of the RSS receiver is from the limit of sensitivity to -20 dBm, measured at the antenna connector of the RTU. Over this dynamic range the BER of the received signal (measured before forward error correction) is not greater than 10-3.

2.3.3.7 RSS antenna gain

     The gain of the RSS antenna is between 18 dBi and 22 dBi at the peak of the response. The nominal beamwidth is 14 degrees (i.e. +/- 7 degrees). The rejection of cross-polar signals in the main antenna response is not less than 20 dB compared to a co-polar signal of identical level. The maximum level of side-lobe responses is 3 dBi, and this limit applies at azimuth angles from 22 degrees to 338 degrees with respect to the peak response.

2.3.4 Automatic power control

     To minimise interference in the network, the system incorporates automatic uplink RF power control whereby the ITS attempts to maintain a constant received signal strength (RSSI) of -80dBm for each active call or packet connection. If the RSSI strays from this target, the ITS will send a message to the appropriate RSS requesting an appropriate modification to the uplink RF power. The ITS normally integrates the RSSI over a 30s period before deciding whether an adjustment is required although there is a faster attack period at the start of a call or packet connection. At the end of a call or connection, the RSS calculates a new RF power that will be used to initiate the next call or connection on the same RF channel.


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     To maintain an appropriate initial uplink RF power level during extended periods of call inactivity, network test calls are automatically scheduled to each RSS on each of its operating channels. Just as is the case for normal calls, the uplink RF power is adjusted appropriately at the end of a network test call. The scheduling period is normally set to 23 hours.

2.3.5 Combining diversity

     In ITS configurations with 2 or more TMUs per sector, the system is configured to execute two-path maximum ratio combining in the uplink. The implementation of this feature delivers the theoretical benefit of maximum ratio combining with less than 1 dB implementation loss.

     The TMU receiver is wideband and covers all of the uplink spectrum. This means that the IF signals from 2 TMUs in the same sector differ only by virtue of being received from 2 physically separated antennas. The two I.F signals are fed to separate arms of each receiver pair of every TBM in the sector. The TBM hosts three such receiver pairs where each pair is configured to an appropriate channel. The maximum ratio combining algorithm is executed independently on each receiver pair.

2.3.6 Dynamic carrier list management

     Dynamic carrier list management feature allows each RSS to modify the classification of individual RF carriers in response to periodic measurements of the received (downlink) signal. Each RSS notifies the ITS of changes in carrier classification, allowing the ITS to allocate channels with a priority reflecting the recent quality of downlink carriers. This feature has proven to be effective in combating the effects of static frequency-selective fading, and minimizing the impact of downlink radio interference from nearby RBSs in the same network. This feature is extremely valuable in networks where tri-sector and tri/hex-sector RBSs are built in adjacent or nearby cells.

2.4  Equipment configurations

2.4.1 RBS configurations

     RBS configurations that can be constructed using SR14 consist of one, two or three ITSs. The table below lists the configurations that can be used.


     ------------------------------------------- ------------------ --------- ---------- ------------
     Base station configuration                  ITS sector         Circuit-  Packet-    Maximum
                                                 organisation       switched  switched   number of
                                                                    E1s       E1s        E1
                                                                                         connections
     ------------------------------------------- ------------------ --------- ---------- ------------
     18-carrier, tri-sector, Type I              6.6.6              6         0, 2       8
     ------------------------------------------- ------------------ --------- ---------- ------------
     26-carrier, tri-sector, Type II             6.6.5              6         0, 2       11
     ------------------------------------------- ------------------ --------- ---------- ------------

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     ------------------------------------------- ------------------ --------- ---------- ------------
     Base station configuration                  ITS sector         Circuit-  Packet-    Maximum
                                                 organisation       switched  switched   number of
                                                                    E1s       E1s        E1
                                                                                         connections
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 3.3.3              3         0
     ------------------------------------------- ------------------ --------- ---------- ------------
     26-carrier, tri-sector, Type III            9.8                6         0, 2       13
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 9                  3         0, 2
     ------------------------------------------- ------------------ --------- ---------- ------------
     26-carrier, tri-sector, Type IV             9.9                6         0, 2       13
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 8                  3         0, 2
     ------------------------------------------- ------------------ --------- ---------- ------------
     27-carrier, tri-sector, Type I              6.6.6              6         0, 2       11
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 3.3.3              3         0
     ------------------------------------------- ------------------ --------- ---------- ------------
     27-carrier, tri-sector, Type II             9.9                6         0, 2       13
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 9                  3         0, 2
     ------------------------------------------- ------------------ --------- ---------- ------------
     48-carrier, tri/hex-sector                  6.6.4              5         0, 2       21
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 6.6.4              5         0, 2
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 6.6.4              5         0, 2
     ------------------------------------------- ------------------ --------- ---------- ------------


     The column `ITS sector organization' denotes the number of RF carriers than are enabled in each sector. No relationship is implied between the position of the elements of this list and the numbering of ITS sectors; thus a sector organization of 6.6.5 applies equally to configurations where the five-carrier sector is ITS sector 1, 2 or 3.

     The tri/hex configuration is described as 6.6.4. The six-carrier sectors are associated with the hex-sectored antennas, and the four-carrier sector is associated with the tri-sectored antennas. By default, the tri-sector is ITS sector 1.

     The following rules apply:

     o    Where PDS is required at an ITS, two TPM-PDs must be fitted.

     o Each TPM requires one E1 connection between the ITS and the local exchange.

     o Each TPM-PD requires one E1 connection between the ITS and the service gateway.

     Some of the base station configurations make use of more than one ITS. PDS can be enabled or disabled on a `per-ITS' basis, and so it is possible to create a multi-ITS configuration where only one or two of the ITSs has PDS enabled.


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2.4.2 PSTN traffic capacity

     The PSTN traffic capacity of the supported RBS configurations is detailed in the table below. Note these figures apply where PDS is not provided; the PSTN capacity of an ITS with PDS is necessarily lower.


     ---------------------------------------------- -------------------------------------------------
     Base station configuration                     Reference capacity (E)
     ---------------------------------------------- -------------------------------------------------
                                                    Soft sector = 0%        Soft sector = 10%
     ---------------------------------------------- ----------------------- -------------------------
     18-carrier, tri-sector, Type I                 135.4                   146.9
     ---------------------------------------------- ----------------------- -------------------------
     26-carrier, tri-sector, Type III & IV          209.1                   210.0
     ---------------------------------------------- ----------------------- -------------------------
     27-carrier, tri-sector, Type II                218.4                   220.0
     ---------------------------------------------- ----------------------- -------------------------
     48-carrier, tri/hex-sector                     376.0                   376.0
     ---------------------------------------------- ----------------------- -------------------------


     The reference capacity is defined as the capacity at 1% probability of blocking for long ADPCM calls, with the optimum distribution of traffic loading between ITS sectors.

     The soft-sector capacity assumes that 10% of the traffic loading arises from subscribers in the overlap regions between sectors, and that the soft-sectored load is distributed evenly between three overlap regions (3.3% of the total load in each overlap). In 26-carrier RBSs of type III and IV, and 27-carrier RBSs of type II, there is only one overlap region where a benefit is derived from soft sectoring; in these cases, the capacity gain is relatively small. In the tri/hex-sectored ITS, soft-sectoring is not enabled between hex-sectors.

     One ITS with V5.2 interface can support a maximum of 2048 PSTN lines, and a maximum of 2048 RSSs.

2.4.3 Packet data traffic capacity

2.4.3.1 Number of packet channels at an ITS

     Packet channels at an ITS can be configured subject to the following rules:

     o Packet data can be supported by ITSs with sector arrangement 6.6.6, 6.6.5, 8, 9, 9.8, 9.9, 6.6.4 (tri/hex)

     o    All packet channels consist of 6 physical channel pairs

     o    An ITS that supports PDS has two TPM-PDs

     o    One TPM-PD may support zero to four packet channels inclusive

     o One ITS supports a maximum of 36 physical channels (i.e. six packet channels)

     o The largest packet partition allowed in one sector is three packet channels

     o In bi-sector or tri-sector ITSs, if the ITS provides PDS then each sector must have at least one packet channel


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     o    In a tri-sector ITS, the sum of the number of packet channels in the smallest two packet partitions must not exceed four. This ensures that sectors will not be split across TPM-PDs.

2.4.3.2 Number of simultaneous PPP and MAC connections

     The packet data service supports a maximum of:

     o    700 packet data subscribers per ITS

     o    700 simultaneous PPP connections per ITS

     o    25 simultaneous active MAC connections per packet channel

     o    60 simultaneous active MAC connections per TPM-PD

     o    110 simultaneous active MAC connections per ITS

2.4.3.3 Traffic capacity of a packet channel

     Each packet channel (consisting of six physical channels) provides a shared channel with an aggregate capacity for users' packet data traffic of not less than 192 kbps in the downlink direction, and not less than 84 kbps in the uplink direction. PPP, TCP and IP headers applied at the users' computers are assumed to form part of the useful throughput.

2.4.3.4 Peak throughput for a single PDS user

     The peak throughput for a single user is approximately 96 kbps in the downlink direction (using the USB interface) and approximately 92 kbps in the downlink direction (using the RS-232 interface). The peak throughput for a single user is approximately 42 kbps in the uplink direction.

     Note that these are peak figures, and apply when the user has exclusive use of three physical channels. In normal operation, the packet channel capacity is shared between a number of users, and mean throughput figures for individual users will be lower than these peak values. The operator must ensure that sufficient packet channels are configured to offer reasonable quality of service to packet data subscribers.

2.4.3.5 Reduction in PSTN capacity

     The remaining PSTN traffic capacity at an RBS with packet data service is defined in the following table. These figures assume that 10% of the offered traffic is from soft-sectored terminals.

     -------------------------------------- ------------------------------------
     Base station configuration             Reference capacity (E)
     -------------------------------------- ------------------------------------
         One packet channel in Two packet channels in
                                            each sector             each sector
     -------------------------------------- ----------------------- ------------
     26-carrier, tri-sector, Type III & IV  194.0                   178.0
     -------------------------------------- ----------------------- ------------
     48-carrier, tri/hex-sector             327.0                   279.0
     -------------------------------------- ----------------------- ------------

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2.5  External interfaces

2.5.1 ITS to transmission system

     The interface between the ITS and the transmission system is defined by ITU-T G.703 11/2001, `Physical/electrical characteristics of hierarchical digital interfaces'. Only the interface at 2048 kbit/s is supported in Internet FWA.

     As an additional requirement, Internet FWA requires that the long-term frequency accuracy of the E1 signal from the transmission system is better than 10-7 (0.1 ppm). Transmission equipment does not normally re-time digital traffic, and so this frequency accuracy is usually dependent on correct configuration of the local exchange (for PSTN connections) or the packet data network.

     Internet FWA complies with ITU-T G.823, `The control of jitter and wander within digital networks which are based on the 2048 kbit/s hierarchy'.

2.5.2 ITS to local exchange

     The framing structure of the signal between the ITS and the local exchange is defined by ITU-T G.704 10/1998, `Synchronous frame structures used at 1544, 6312, 2048, 8448 and 44 736 kbit/s hierarchical levels', and ITU-T
     G.706 04/1991, `Frame alignment and cyclic redundancy check (CRC) procedures relating to basic frame structures defined in Recommendation G.704'.

     The voice coding for circuit-switched traffic complies with ITU-T G.711 11/1988, `Pulse code modulation (PCM) of voice frequencies'.

     Signaling between the ITS and the local exchange uses the V5.2 protocol, defined in the ETSI V5.1 Specification ETS 300 324-1, V 1.2.2, `V-Interfaces at the digital local exchange (LE) - V5.1-Interface (based on 2048 kbit/s) for the support of access network (AN)', and ETSI V5.2 Specification ETS 300 347-1, V 2.1.2, `V-interfaces at the digital local exchange (LE) - V5.2 interface (based on 2048 kbit/s) for the support of access network (AN)'. Only requirements for PSTN services apply to Internet FWA.

2.5.3 ITS to packet data network

     Internet FWA requires that the E1 signal from the packet data network must comply with the framing structure defined in ITU-T G.704 (see above for a detailed reference). Time-slot zero contains a frame synchronization signal, and the remaining 31 time-slots are joined together to provide a connection with an aggregate capacity of 1984 kbit/s.

     The layer-2 tunnel between the ITS and the packet data network uses a protocol stack consisting of the point-to-point protocol (PPP), Internet protocol (IP), user datagram protocol (UDP) and the layer-2 tunneling protocol (L2TP). These protocols are defined as follows:

     o PPP: Internet engineering task force (IETF) STD 51, `The point to point protocol'

     o    IP: IETF RFC 791, `Internet protocol'

     o    UDP: IETF RFC 768, `User datagram protocol'

     o    L2TP: IETF RFC 2661, `Layer two tunnelling protocol (L2TP)'

2.5.4 RDA to PC

     The RDA provides a choice of two different serial data standards at the PC-RDA interface:


                                    Page 14
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     o    Asynchronous serial interface (commonly known as RS-232) as defined in
          ANSI/TIA/EIA-232-F-1997, Interface Between Data Terminal Equipment and Data Circuit-Terminating Equipment Employing Serial Binary Data Interchange, and

     o Universal Serial Bus (USB), using the `full-speed' option, as defined in Universal Serial Bus specification, Rev. 1.1 and USB class definitions for communications devices, Rev. 1.0.

2.6  Additional Specifications

     In addition to the Product's Specifications set forth in this Annex D, the Parties agree to include as part of this Annex D the Product's Specifications that will be set forth in the Compact Discs to be named as:
     (i) Internet Fixed Wireless Access, MR 14.0.3 "Customer Documentation Suite" and (ii) Internet Fixed Wireless Access, Maintenance Release MR
     14.0.3 System Line Up that will be delivered with MR14.03 in February 2003.



                                    Page 15
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Annex E
Purchase and License Agreement for FWA Equipment


--------------------------------------------------------------------------------





                                     Annex E


                               FWA Order Procedure

Annex E
Purchase and License Agreement for FWA Equipment


--------------------------------------------------------------------------------
ORDER PROCEDURE


1 Purchase Order Procedure for other than FWA Equipment Annual Minimum Order Commitments


Nortel Networks and Axtel agree that a Purchase Order must be issued and delivered in order to proceed with the supply of any Product or Service for the purposes of this Agreement.

The Purchase Order will be issued either according to prices established in Annex F- Prices of this Agreement or according to a specific quotation provided by Nortel Networks for those cases in which the prices are not stated in such Annex. Nortel Networks is not obliged to quote or deliver any service or material not included in Annex C - Description of Products.

1.1 Request for Quotation


Applicable for Products and Services not included in Annex C - Description of Products. Axtel will request the quotation in writing in a mutually agreed format and containing the following minimum information:

     a)   Supplier Part or Service Number if available
     b)   Manufacturer Part Number if different to supplier
     c)   Part or Service Description d) Quantity
     e)   Unit of Measure
     f)   Requested Deliver Time or Date
     g)   Delivery Location when applicable


1.2 Delivery of quotation by supplier

Nortel Networks will deliver the quotation in accordance with the terms set forth below.

The quotation will be submitted to Axtel's Purchasing Department and Strategic Negotiations Department in writing within a reasonable period of time, depending on the complexity of the quote referred, duly signed by Supplier Sales Representative and containing the following information:

     a)   Supplier Quotation Number
     b)   Supplier Part or Service Number
     c)   Manufacturer Part Number if different to Supplier's
     d)   Part or Service Description
     e)   Quantities
     f)   Unit of Measure
     g)   Unit Price as defined in Annex F of the Agreement


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     h)   Extended Price
     i)   Warranty Terms and Conditions if applicable
     j)   Payment Terms
     k)   Expiration Date
     l)   Delivery Time per Item
     m)   Delivery Site or Delivery Location when applicable
     n)   Agreement Name

1.3 Submission of Purchase Orders - General

Customer will submit the Purchase Order in accordance with the terms set forth below

Purchase Orders shall be submitted in a mutually agreed format or media to the Nortel Commercial Representative, duly signed by an authorized Axtel representative and containing the following minimum information:

     a)   Purchase Order Number
     b)   Purchase Order Date
     c)   Supplier Quotation Number if applicable
     d)   Requested Delivery Date per each item
     e)   Supplier Part or Service Number as per Annex C or quotation
     f)   Manufacturer Part Number if different to Supplier when applicable
     g)   Part or Service Description
     h)   Quantities per each item
     i)   Unit of Measure
     j)   Unit Price as defined in Annex F of the Agreement
     k)   Extended Price
     l)   Billing Instructions
     m)   Payment Terms as per signed Agreement
     n)   Shipping Instructions and Delivery Location
     o)   Agreement Name
     p)   Wording expressing "Purchase Order 100% binding and non-cancelable"
     q)   Wording referencing Terms and Conditions to Agreement signed
     r)   Special wording when applicable


Nortel shall acknowledge receipt in writing of the Purchase Order within five
(5) business days after received.

Nortel shall accept such Purchase Order in accordance with the terms set forth in Section 2 of the Agreement.


                                     Page 3
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1.4 Address and Times for Submission of Purchase Orders

Purchase Orders shall be submitted to Nortel Commercial Representative at the following address:

         Nortel Networks
         Av. Ricardo Margain 555-A
         Col. Santa Engracia
         San Pedro Garza Garcia, N. L.
         C.P. 66267

During the following hours:

     Solely working weekdays (Monday to Friday) from 9:00hr to 13:00hr and 14:00hr to 17:00hrs local time

In the event of changing the address, Nortel will advise Axtel

2 FWA Product Lead Times

Product lead times are indicated in Annex J .

For Purchase Orders specifying CIP Incoterm conditions, Delivery will be at a Nortel Networks location in Texas.

2.1 Product Delivery

Within three business days after Final Ship Date:

     a) Customer's freight representative shall collect the products at the Nortel Networks factory and shall sign the corresponding Freight Bill which will constitute the sole Proof of Delivery (the "Product Delivery").

     b) If, for whatever reason, the customer's freight representative does not collect the products within the aforementioned period of three business days, Delivery of the products shall be deemed 100% complete (the "Product Delivery"). In such case, Proof of Delivery shall be the unsigned Freight Bill.

3  Purchase Order for FWA Equipment Annual Minimum Order Commitments

In the case of Purchase Orders for the annual minimum order amount (AMOA) as set forth in Annex H Purchase Commitment for RSS Equipment and Base Station Units, Purchaser shall submit, on or before December 15 of each year, and dated as of the date of such submission, separate Purchase Orders relating to the minimum order commitments for the succeeding calendar year. In the case of RSS's, the Purchaser shall submit four (4) separate Purchase Orders, each for one fourth (1/4) of the annual minimum commitment, relating to the four calendar quarters of the succeeding calendar year. In the case of Base Stations, the Purchaser shall submit one (1) Purchase


                                     Page 4
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--------------------------------------------------------------------------------


Order for the total annual minimum commitment for such calendar year. Vendor shall accept such Purchase Orders within 10 business days after delivery thereof if such Purchase Orders are in compliance with the FWA Equipment Agreement (prices and descriptions), no additional terms and conditions have been imposed. The payment terms for those Purchase Order are set forth in the Agreement.

4 Invoicing

4.1 Product Invoicing


Nortel Networks will submit the invoice in accordance with the terms set forth in Section 5 of the Agreement.

Within the next five (5) business days after the delivery by Customer to Nortel Networks of a Purchase Order which is in compliance with Section 2 of this Contract, Nortel Networks shall deliver to Customer an invoice for one hundred percent (100%) of the purchase price of such Order.

Nortel Networks' original invoices will be delivered to Axtel's Accounts Payable department with a copy to the Axtel Purchasing representative. Axtel will immediately acknowledge receipt of invoices by stamping a copy as "received" and returning it to Nortel Networks.

4.2 Services Invoicing

Nortel Networks shall invoice Customer in accordance with section 5 of the Agreement.

4.3 Invoicing General

All invoices shall be issued containing the following minimum information and requirements:

     a) Official name and address of Axtel as follows: Axtel S.A. de C.V. Blvd. Diaz Ordaz Km. 3.33 L-1 Col . Unidad San Pedro San Pedro Garza Garcia, N.L.
          Mexico 66215
          RFC: AXT-940727-FP8

     b)   Purchase Order Number (s)
     c)   Invoice Number
     d)   Invoice date
     e)   Supplier Quotation Number if applicable
     f)   Supplier Part or Service Number if applicable
     g)   Manufacturer Part Number if different to Supplier when applicable

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     h)   Part or Service Description
     i)   Quantities per each item
     j)   Unit of Measure
     k)   Unit Price for Equipment or Services.
     l)   Extended Price for Equipment or Services.
     m)   Payment Terms
     n)   Delivery Location for Services when applicable
     o)   Agreement Name
     p)   Supplier Name and Address
     q)   Service Acceptance Number if applicable.

5 Equipment Shipping Instructions, Shipping Documents and Goods Receipt.

All shipments should be consigned according to the Purchase Order or Change
Order.

Nortel Networks should submit a copy of the following documentation via fax to Axtel's Purchasing Department immediately after Delivery.

     o    Proof of Delivery
     o    Packing List including equipment serial number when applicable
     o    Certificate of Origin (NAFTA Certificate, if it applies)
     o    Copy of Original Invoice

For purposes of the Agreement, the Delivery Date of the products shall be deemed the date on which Nortel Networks delivers via fax to Axtel the documents mentioned above.

A copy of the following documentation should be attached to the shipment:

     o    Copy of Original Invoice
     o    Packing List with product serial number when applicable
     o    Certificate of Origin (NAFTA Certificate, if it applies)


During the following ten (10) days after Delivery Date, Axtel shall issue a Goods Receipt document that shall contain at least the following information:

     o    Document Date
     o    Purchase Order Number (s)
     o    Invoice Number(s)
     o    Delivery Date
     o    Acceptance Note and Goods Receipt Number (if applicable)
     o Refusal Note describing the reasons in writing (if applicable) in accordance with the terms of the Agreement

If after ten (10) days from Delivery Date, Axtel has not delivered to Nortel Networks such Goods Receipt document, it will be deemed that Axtel has accepted the shipment and it will be deemed that there are no Non-Compliant products in such shipment.


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6 Services Acceptance

In the event of Services, during the following five (5) Business Days after completion of the Services by Supplier, Axtel shall issue a Service Acceptance Notification to Supplier that should contain at least the following information:

     o    Document Date
     o    Purchase Order Number
     o    Date of Service Completion
     o    Acceptance Note and Service Acceptance Number (if applicable)
     o    Refusal Note describing the reasons in writing (if applicable)

If after five (5) Business Days, Axtel has not delivered to Nortel Networks such Service Acceptance Notification, it will be deemed that Axtel has accepted the provided Services and Nortel Networks will invoice Axtel.

7 Payments Procedure

7.1 Product Payments

Axtel shall make the payment of the seventy percent (70%) of the purchase price set forth in the corresponding Purchase Order and according with terms and conditions established in Section 5 of the Agreement.

Payment of the remaining thirty percent (30%), shall be made by Axtel within ten
(10) days of the Delivery Date.

7.2 Services Payments

Amounts are due upon receipt of invoice and shall be paid by Axtel within thirty
(30) days after its receipt by Axtel.

                                     Page 7
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Annex F - Prices
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------


                                     Annex F


                                   FWA Prices

Annex F - Prices
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------


                                     Annex F
                                   FWA Prices

1.0  Document Scope.

This document details the definition and pricing of the FWA equipment to be supplied by Nortel Networks to AXtel as per the "FWA Supply Agreement". All prices are in US dollars. CIP for RSS & RIS are quoted as @ Nortel Networks American consolidation warehouse for Mexico (currently Texas, USA). Ex-works terms for RBS & FET are quoted @ Nortel Networks RBS manufacturing site (currently Calgary, Canada) and Ex-works terms for REM are quoted @ Nortel Networks REM integration site (currently Maidenhead, England).

2.0  Customer Premise Equipment Kits.

CPE quantities in excess of 35,000 units ordered within a calendar year will benefit from a volume related price reduction of $25.00 per unit with respect to this price list.

2.1  Customer Premise Equipment Kits (CPE).

                  An F2 RSS Kit is defined as follows:


-------------------- ------------------------------------------------ ------- -------------------
        PEC                            Description                     Qty.   Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- -------------------
NTEG17DA             F2 RTU                                           1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ ------- -------------------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ ------- -------------------
NTEG99JE             Drop Cable (500M)                                0.04
-------------------- ------------------------------------------------ ------- -------------------
NTEG99GR             Drop Cable Connector (50)                        0.02
-------------------- ------------------------------------------------ ------- -------------------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ ------- -------------------
                                                                                   $381.14
----------------------------------------------------------------------------- -------------------

                  An F5 RSS Kit is defined as follows:

-------------------- ------------------------------------------------ ------- -------------------
        PEC                            Description                     Qty.   Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- -------------------
NTEG18DA             F5 RTU                                           1
-------------------- ------------------------------------------------ ------- -------------------
NTEG18FA             RDA Kit                                          1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ ------- -------------------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ ------- -------------------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ ------- -------------------
NTEG99GR             Drop Cable Connector (50)                        0.02
-------------------- ------------------------------------------------ ------- -------------------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
----------------------------------------------------------------------------- -------------------
                                                                                   $570.77
----------------------------------------------------------------------------- -------------------


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--------------------------------------------------------------------------------

2.2      Installation Brackets for F5 & F2 RSS.

                  Compact Mounting Bracket


-------------------- ------------------------------------------------ ------- -------------------
        PEC                            Description                     Qty.   Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- -------------------
     NTEG19AJ                 Compact Mounting Bracket (10)             1
-------------------- ------------------------------------------------ -------
     NTEG99DC                  Mounting Coach Screw (200)             0.015
-------------------- ------------------------------------------------ -------
     NTEG99DD                        Washer M8 (200)                  0.015
-------------------- ------------------------------------------------ -------
     NTEG99DE                       Frame Fixing(200)                 0.015
-------------------- ------------------------------------------------ ------- -------------------
                                                                                    $7.35
-------------------- ------------------------------------------------ ------- -------------------



3.0 Radio Basestation Kits

    Discrete Radio Basestation Configurations.

The following configurations and the associated pricing are representative of a typical installation. Specific installations may require variations on these definitions for which the vendor will provide revised pricing quotations at that time.


------------------- --------------------------- ---------------- ----------------- -------------------
       PEC                 Description              18b RBS          27b RBS            48b RBS
------------------- --------------------------- ---------------- ----------------- -------------------
     NTED4575       Transceiver Processor              5                7                  12
                    Module
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG72AD       Transceiver Baseband               5                7                  15
                    Module Combining Diversity
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG77EC       Transceiver Masthead Unit          6                9                  18
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97PC       Antenna to TMU 4m Cable            6                9                  18
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG94BD       1M Pre-Fit Cabinet                 1                2                  3
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG63AA       Transceiver Timer Module           0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG73AA       Network Management Module          0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CJ       TMU to Cabinet IF 1/2"            0.6              0.9                1.8
                    cable  (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG91BA       1/2" IF Cable Connector            6                9                  18
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CE       TMU to Cabinet Power              0.6              0.9                1.8
                    cable (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG93AA       Power Cable Connector Kit          6                9                  18
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CA       TMU to Cabinet Data Cable         0.6              0.9                1.8
                    (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG92AA       Data Cable Connector Kit           6                9                  18
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NE       60 Degree Vertical                 0                0                  12
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97ME       120 Degree Vertical                6                9                  6
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
Ex-Works Price  USD                               $137,136.62      $212,017.55         455,003.26
----------------------------------------------- ---------------- ----------------- -------------------


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For clarity, NTEG94BD (1M Pre-Fit Cabinet) and NTEG77EC (Transceiver Masthead
Unit Kit) are defined as follows:

------------------------------------------------------------------------------------------------------
                           NTEG94BD 1M Pre-Fit Cabinet
------------------- -------------------------------------------------------------- -------------------
       PEC                                   Description                                  Qty.
------------------- -------------------------------------------------------------- -------------------
NTED4575            TRANSCEIVER PROCESSOR MODULE                                           1
------------------- -------------------------------------------------------------- -------------------
NTEG63AA            TRANSCEIVER TIMER MODULE                                               2
------------------- -------------------------------------------------------------- -------------------
NTEG72AD            TRANSCEIVER BASEBAND MODULE COMBINING DIVERSITY                        1
------------------- -------------------------------------------------------------- -------------------
NTEG73AA            NETWORK MANAGEMENT MODULE                                              1
------------------- -------------------------------------------------------------- -------------------
NTEG7762            CABINET CABLE SET TYPE 2                                               1
------------------- -------------------------------------------------------------- -------------------
NTEG74BA            OVER-VOLTAGE PROTECTION MODULE                                         3
------------------- -------------------------------------------------------------- -------------------
NTEG76BA            FRA-ITS FAN TRAY ASSEMBLY                                              1
------------------- -------------------------------------------------------------- -------------------
NTEG76CC            SECONDARY DC BREAKER RACK FILTERED                                     1
------------------- -------------------------------------------------------------- -------------------
NTEG76FB            I.T.S Basestation DIVERSITY SUB RACK                                   1
------------------- -------------------------------------------------------------- -------------------
NTEG76GA            I.T.S U.K MAINTENANCE PORT ASSEMBLY                                    1
------------------- -------------------------------------------------------------- -------------------
NTEG94AN            1.0M CABINET FLOOR MOUNTING PLINTH                                     1
------------------- -------------------------------------------------------------- -------------------
NTEG94FA            ALARM CONNECTOR BLOCK                                                  1
------------------- -------------------------------------------------------------- -------------------
NTEG94QA            1.0M INTERNAL I.T.S. CABINET                                           1
------------------- -------------------------------------------------------------- -------------------



------------------------------------------------------------------------------------------------------
                     NTEG77EC Transceiver Masthead Unit Kit
------------------------------------------------------------------------------------------------------
       PEC                                   Description                                  Qty.
------------------- -------------------------------------------------------------- -------------------
NTEG77CA            T.M.U./T.A.S. GROUND BOND KIT                                          1
------------------- -------------------------------------------------------------- -------------------
NTEG77DA            SUN SHIELD ASSEMBLY                                                    1
------------------- -------------------------------------------------------------- -------------------
NTEG77GB            T.M.U. ASSY BF-BAND (100MHz)                                           1
------------------- -------------------------------------------------------------- -------------------
P0821020            U BOLT 61 C R S                                                        2
------------------- -------------------------------------------------------------- -------------------
P0821021            U BOLT 126 C R S                                                       2
------------------- -------------------------------------------------------------- -------------------
P0834843            T.M.U. MOUNTING BRACKET V3                                             1
------------------- -------------------------------------------------------------- -------------------


3.1 Discrete Radio Basestation Upgrade Configurations.

     The following configurations and the associated pricing are representative of a typical installation, eg. 45m cable runs assumed. Specific installations may require variations on these definitions for which the vendor will provide revised pricing quotations at that time.



------------------- --------------------------- ---------------- ----------------- -------------------
       PEC                 Description            18b to 27b        27b to 48b        PDS Upgrade
                                                    Upgrade          Upgrade
------------------- --------------------------- ---------------- ----------------- -------------------
     NTED4575       Transceiver Processor              2                5                  0
                    Module
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG72AD       Transceiver Baseband               2                8                  0
                    Module Combining Diversity
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG77EC       Transceiver Masthead Unit          3                9                  0
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97PC       Antenna to TMU 4m Cable            3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG94BD       1M Pre-Fit Cabinet                 1                1                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG63AA       Transceiver Timer Module           0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------


Annex F - Prices
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------


------------------- --------------------------- ---------------- ----------------- -------------------
       PEC                 Description            18b to 27b        27b to 48b        PDS Upgrade
                                                    Upgrade          Upgrade
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG73AA       Network Management Module          0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CJ       TMU to Cabinet IF 1/2"            0.3               1                  0
                    cable  (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG91BA       1/2" IF Cable Connector            3                9                  0
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CE       TMU to Cabinet Power              0.3               1                  0
                    cable (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG93AA       Power Cable Connector Kit          3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CA       TMU to Cabinet Data Cable         0.3               1                  0
                    (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG92AA       Data Cable Connector Kit           3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97ME       120 Degree Vertical                3                0                  0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NG       40 Degree Vertical                 0                12                 0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG71HA       Transceiver processor              0                0                  2
                    Module - Packet Data
------------------- --------------------------- ---------------- ----------------- -------------------
       N/A          Packet Data Software               0                0                  1
                    Activation Fee
------------------- --------------------------- ---------------- ----------------- -------------------
Ex-Works Price USD                                $74,880.94       $249,265.91         $40,384.62
----------------------------------------------- ---------------- ----------------- -------------------


4.0 FWA Software.


------------ -------------------------------------------------------- ------------ ---------------------
    PEC                            Description                           Qty.       Ex-Works Price USD
------------ -------------------------------------------------------- ------------ ---------------------
    N/A      Cell Site  Packet Data Software Activation Fee                1            $25,000.00
------------ -------------------------------------------------------- ------------ ---------------------
    N/A      F2 RSS 2nd Line Activation Fee                                1              $50.00
------------ -------------------------------------------------------- ------------ ---------------------
    N/A      F5 RSS 2nd Line Activation Fee                                1              $50.00
------------ -------------------------------------------------------- ------------ ---------------------



5.0 FWA OA&M Equipment.

5.1 Field Engineering Terminal (FET).

Choose one of the following.


------------------ ------------------------------------------------------ ---------- -------------------
       PEC                              Description                         Qty.       Ex-Works Price
                                                                                            USD
------------------ ------------------------------------------------------ ---------- -------------------
    NTEG30AN       FET System Complete (LINUX)on  Panasonic CF27              1          $7,812.00
------------------ ------------------------------------------------------ ---------- -------------------
    NTEG30AF       LINUX FET Software Application Kit for Panasonic CF27      1          $3,600.00
------------------ ------------------------------------------------------ ---------- -------------------


Annex F - Prices
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------


5.2 Residential Installation System (RIS). Survey & Maintenance Kit


-------------------- ------------------------------------------------------ -----------
        PEC                               Description                          Qty.
-------------------- ------------------------------------------------------ -----------
     NTEG24BF                     100 MHz Generic Survey Kit                    1
-------------------- ------------------------------------------------------ -----------
    NTEG10DCBV              RSS Installation Sub-Set Documentation              1
-------------------- ------------------------------------------------------ -----------
     P0872025                             Large Belt                            1
-------------------- ------------------------------------------------------ -----------
     NTEG24BE            RTU SAK/Handle Pole Kit (5.5m extension kit)           1
-------------------- ------------------------------------------------------ -----------
     NTEG22EB                       RTU SAK/Handle Assembly                     1
-------------------- ------------------------------------------------------ -----------
     A0734347                                 GPS                               1
-------------------- ------------------------------------------------------ -----------
     A0658055                         Linesman Phone U.S.                       1
-------------------- ------------------------------------------------------ -----------
     NTEG24AA                   100MHz Generic Maintenance Kit                  1
-------------------- ------------------------------------------------------ -----------
     NTEG21ND                       PSA Mains Adapter U.S.                      1
-------------------- ------------------------------------------------------ -----------
     A0745625                       RMT Mains Adapter U.S.                      1
-------------------- ------------------------------------------------------ -----------
     A0657248                                Modem                              1
-------------------- ------------------------------------------------------ -----------
     A0655833                             Multimeter                            1
-------------------- ------------------------------------------------------ -----------
     NTEG21PB                       Vehicle charging Cable                      1
-------------------- ------------------------------------------------------ -----------
     A0743766                         RMT Docking Holster                       1
-------------------- ------------------------------------------------------ -----------
CIP Price USD                                                               $8,322.30
-------------------- ------------------------------------------------------ -----------



5.3 Radio Element Manager (REM).

The following configuration is based on the original Model 3 REM but includes additional functionality upgrades that were introduced during the previous contract.



-------------------- ----------------------------------------------------------------- -----------------
                                               Description                                   Qty.
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AC        HP Unix Server                                                           1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG41GD        HASS Functionality                                                       1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG41GE        Dual Processor Functionality                                             1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AA        HP Client Workstation                                                    1
-------------------- ----------------------------------------------------------------- -----------------
     NTEJ40BN        Radio Element Manager Software Platform                                  1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42BC        Network Hub 16 Slot Chassis,Fantray,Hipernmc, Dual Psu                   1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42FB        HyperARC                                                                 1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42GM        Quad Modem Card With S/Ware Type 1                                       1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AD        Unix Server annual support                                               1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AB        Client Workstation annual support                                        1
-------------------- ----------------------------------------------------------------- -----------------
     NTEJ40GC        Remedy ARS Support                                                       1
-------------------- ----------------------------------------------------------------- -----------------
     NTEJ40JC        Oracle RDBMS Support                                                     1
-------------------- ----------------------------------------------------------------- -----------------
     A0743702        Openview SW Support                                                      1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42KA        Network Hub Annual SW Maintenance                                        1
-------------------- ----------------------------------------------------------------- -----------------
     A0743715        SW support CLEO                                                          1
-------------------- ----------------------------------------------------------------- -----------------
Ext-Works Price USD                                                                      $569,607.29
-------------------- ----------------------------------------------------------------- -----------------


Annex F - Prices
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------



6.0 FWA Equipment Spares.


------------------ -------------------------------------------------- ------------ ---------------------
       PEC                            Description                      Qty. Per     Ex-Works Price USD
------------------ -------------------------------------------------- ------------ ---------------------
    NTED4575       Transceiver Processor Module                            1            $5,877.05
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG72AD       Transceiver Baseband Module Combining Diversity         1            $2,843.62
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG77EC       Transceiver Masthead Unit Kit                           1            $9,910.94
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97PC       Antenna to TMU 4m Cable                                 1              $94.45
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG76BA       I.T.S. Fan Tray Assembly                                1             $489.85
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG76CC       Secondary DC Breaker Rack Filtered                      1            $2,001.71
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG76FB       I.T.S Basestation Diversity Sub Rack                    1            $2,999.91
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG76GA       I.T.S U.K. Maintenance Port Assembly                    1              $82.56
------------------ -------------------------------------------------- ------------ ---------------------
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG94QA       1.0M Internal ITS Cabinet                               1            $1,553.40
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG74BA       Over Voltage Protection Module                          1             $546.29
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG63AA       Transceiver Timer Module                                1            $1,528.64
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG73AA       Network Management Module                               1            $2,452.98
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99CJ       TMU to Cabinet IF1/2" Cable                            500m           $3,149.90
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG91BA     1/2" IF Cable Connector Kit                              1              $78.86
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99CE       TMU to Cabinet Power Cable                            500m           $3,010.50
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG93AA       Power Cable Connector Kit                               1             $112.79
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99CA       TMU to Cabinet Data Cable                             500m            $746.40
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG92AA       Data Cable Connector Kit                                1              $97.20
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97ME       120 Degree Vertical Polarization Antenna                1            $1,800.00
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97MF       120 Degree Horizontal Polarization Antenna              1            $1,800.00
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NE       60 Degree Vertical Polarization Antenna                 1            $1,800.00
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NF       60 Degree Horizontal Polarization Antenna               1            $1,800.00
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NG       40 Degree Vertical Polarization Antenna (For            1            $3,625.00
                   orders of less than 120 units)
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NH       40 Degree Horizontal Polarization Antenna (For          1            $3,625.00
                   orders of less than 120 units)
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NG       40 Degree Vertical Polarization Antenna (For            1             $1626.00
                   orders of more than 120 units)
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NH       40 Degree Horizontal Polarization Antenna (For          1             $1626.00
                   orders of more than 120 units)
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG71HA       Transceiver Processor Module - Packet Data              1             $9320.40
------------------ -------------------------------------------------- ------------ ---------------------


------------------ -------------------------------------------------- ------------ ---------------------
       PEC                            Description                      Qty. Per     Ext. Price CIP USD
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG18DA       F5 RTU                                                  1
                                                                                         $471.20
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG18FA       RDA Kit                                                 1
                                                                                         $107.11
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG12FA       RPCU                                                    1              $39.01
------------------ -------------------------------------------------- ------------ ---------------------
    A0636762       RPCU Battery                                            1              $11.02
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG12CL       RPCU Power Cord                                         1              $0.54
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG12FB       RPCU Safety Booklet                                     1              $0.36
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99JE       Dual Jacket Drop Cable                                500m            $178.82
------------------ -------------------------------------------------- ------------ ---------------------


Annex F - Prices
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------



------------------ -------------------------------------------------- ------------ ---------------------
       PEC                            Description                      Qty. Per     Ext. Price CIP USD
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99GY       Dual Jacket Drop Cable Connector                       50             $242.98
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99CZ       Drop Cable Connector Pins                              500             $48.44
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG17DA       F2 RTU                                                  1             $326.87
------------------ -------------------------------------------------- ------------ ---------------------


ANNEX G - WARRANTY SERVICES

PURCHASE AND LICENSE AGREEMENT FOR FWA EQUIPMENT

--------------------------------------------------------------------------------







                                     ANNEX G

                               WARRANTY SERVICES

Annex G - Warranty Services

Purchase and License Agreement for Fwa Equipment

--------------------------------------------------------------------------------


                Purchase and License Agreement for Fwa Equipment
                          Annex G - Warranty Services

1.0 SERVICES SUMMARY

For this 1-year Warranty, Nortel Networks will:

     * Provide Remote Technical Assistance to assist Axtel in the diagnosis of hardware failures during the warranty period for all Nortel Networks' Hardware supplied by Nortel Networks under this Agreement.

     * Repair or replace a defective Field Replaceable Unit (FRU). Target times for repair/replacement are within 60 days following receipt of the defective FRU.

          Note: AXTEL will maintain its own stock of spares at levels sufficient to cover requirements within timeframes consistent with AXTEL quality of service objectives.

     Nortel Networks will register and manage requests for Remote Technical Assistance and for FRU replacement during normal business days and hours in the location where the service is being performed.

Here follows a description of the warranty services to be provided by Nortel
Networks:


1.1     Technical Assistance Service during Warranty Period

1.1.1   Technical Assistance Service Deliverables

     * Provide Remote Technical Assistance to assist Axtel in the diagnosis of hardware failures during the warranty period.

     To provide Technical Assistance, Nortel Networks technicians and engineers will provide support primarily by remote means. In a collaborative effort with Axtel's technical staff, these personnel will attempt to diagnose and resolve issues related to the hardware supplied by Nortel Networks as explained in this service description.

     Where telephone support, remote diagnosis, and all other means of restoring product operation have failed, Nortel Networks, upon Axtel's request, and if Nortel Networks determines that on-site support is necessary and appropriate, will dispatch a trained and qualified technical expert to Axtel's premises to facilitate further diagnosis.

          * Notwithstanding Nortel Networks' determination that on-site support is not necessary, Axtel will nevertheless have the right to require on site support from Nortel Networks, provided that such on site support required by Axtel shall be at Axtel's cost unless it is agreed that it was necessary for such support to be provided on site.


1.1.2   Axtel Responsibilities for Technical Assistance Service

     For Remote Technical Assistance Axtel will be required to:

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     *    Confirm that the products have been installed & commissioned and are used and maintained by knowledgeable and skilled people using Nortel Procedures.

     *    Replace hardware components during diagnosis or as remedial actions.

     * Generate performance/availability reports and associated trend analysis.

     * Gather data in a timely manner in support of Nortel Networks' diagnostic process when reasonably within the technical competency of AXtel.

     *    Identify issues requiring hardware replacement

     * If applicable, use all reasonable efforts to maintain hardware and software at the release or update level for supported hardware and software. This maintenance will need to be in accordance with policies and procedures published by Nortel Networks. Axtel will maintain software levels at the then-current or immediately prior Software Release level.

     *    Perform software upgrades and/or patch applications

     * Provide connectivity in a timely manner to the product(s) for Nortel Networks to establish a data link for use by Nortel Networks technical support group in order to conduct remote diagnosis and maintenance

               Note: Axtel and Nortel Networks technical personnel will agree on the appropriate type of data link based on network equipment and configuration as well as the appropriate security measures to prevent unauthorized access. Axtel will be solely responsible for security of the network. Nortel Networks will not connect to Axtel's network without prior authorization and such connection will be solely to provide technical support.

     * Excuse Nortel Networks from fault resolution for a period equal to such failure or delay, should Axtel fail or cause delay in providing connectivity

     * Designate and make available competent personnel to aid in problem diagnosis and provide electronic access to the affected product(s) to aid in problem investigation and resolution for all incidents. Axtel personnel should be available to work together with Nortel Networks technical expert during all the process.

     * Axtel should provide their internal escalation process in order to inform all the contacts to Nortel Networks.

     * Maintain a support agreement(s) with the third-party supplier(s) for such product(s), as Axtel sees fit.

     * Axtel's in-house structure that performs first-line support will need to exhaust internal troubleshooting processes. First-level Operations, Administration, and Maintenance (OA&M) functions may include, but are not limited to:

          *    Performing day-to-day maintenance and network operations

          *    Monitoring network and system alarms

          * Performing diagnosis in accordance with instructions provided by Nortel Networks and carrying out initial remedial actions, including remote diagnosis

          * Operating and controlling Axtel's internal help desk for logging and tracking fault inquiries, prioritizing events, and escalating, as required, to the Nortel Networks technical support group

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--------------------------------------------------------------------------------

          * Providing local time templates and historical actions performed on each event as reference information to the Nortel Networks technical support group (NTS).

1.1.3   Technical Assistance Services Assumptions

     For Remote Technical Assistance the following assumptions will apply:
     Technical Support Services (2nd & 3rd Level) will be provided by Nortel Networks at its cost and expense during warranty to the Hardware elements covered by this warranty.

     * In the event that Axtel fails to comply with the requirements described in section 1.1.2 (Axtel Responsibilities for Technical Assistance), Nortel Networks will advise Axtel of its non-compliance. Nortel Networks and Axtel may then agree upon service to be provided at the then-current time-and-materials basis published by Nortel Networks plus any travel and living expenses incurred

     * Nortel Services provided under this Annex G are warranted in accordance with Section 6.3 of this Agreement.

     * Nortel Networks, or a skilled, qualified third-party authorized by Nortel Networks, will furnish these Services.

1.1.4   Technical Assistance Services Exclusions

     The following exclusions will govern the delivery of Remote Technical
     Assistance:

     *    Software provided by Nortel under this Agreement has no warranty.

     *    Providing advice on how to detect and resolve network-related problems

     * Diagnosing issues related to Nortel Networks products interfacing with non-Nortel Networks products

     * Analyzing trace / log / dump / Operational Measurement (OM) information

     *    Emergency Recovery

     * Nortel Networks is not responsible for supporting non-Nortel Networks supplied third-party product(s). Axtel will be responsible for maintaining support agreements with the OEM/third-party supplier for such product(s).

     * No warranty is provided for: (i) supply items normally consumed during Product operation; (ii) failures caused by non-Nortel Networks products; (iii) failures caused by a Product's inability to operate in conjunction with other Customer hardware or software different from the Third Party Vendor Items provided by Nortel Networks under this Agreement ;or (iv) performance failures resulting from services not performed by Nortel Networks or Customer's use of unauthorized parts or components. Warranty will be voided by misuse, accident, damage, alteration or modification, failure to maintain proper physical or operating environment, use of unauthorized parts or components or improper Customer maintenance. Software is not warranted to operate uninterrupted or error free.

     * Nortel Networks support obligations are expressly conditional upon the products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Nortel Networks

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     *    Products which have not been installed and commissioned by appropriately skilled and trained personnel using Nortel Procedures are excluded from this warranty.

     * Remote Technical Assistance will not be provided during installation and/or commissioning process.

1.2     Return and Replace Service

     Nortel Networks will register and manage requests for Return and Replace service during Nortel Networks' normal business days and hours in the location where the service is being performed.

     Upon receiving AXTEL's request, Nortel Networks will allocate a part request number (also known as a Return Material Authorization number) to each FRU to be replaced and notify AXTEL of the relevant part request number.

     Following allocation of the part request number(s) Nortel Networks will repair or replace the unit at its discretion and will use commercially reasonable efforts to deliver the repaired unit or an equivalent to AXTEL within 60 days.


1.2.1   Axtel Responsibilities for Repair Services

     Axtel will be required to:

     * Pay the expense of shipping the defective FRU to Nortel Networks warehouse in Mexico City or the closest Nortel Networks' regional logistics center.

     * Use the specifically assigned part request number(s) provided by Nortel Networks and include completed Nortel Networks Fault Report Forms when returning any FRU

     * Adhere to Nortel Networks' packing instructions (including anti-static precautions) when returning the defective unit Note: The packing instructions are included with the return instructions accompanying the replacement FRU.

     *    Put the replacement FRU into service

          Note: On-site repair and on-site replacement services are not included with the Return and Replace Service.

1.2.2   Assumptions for Repair Services

     The following assumption will govern the delivery of Warranty Repair
     Services:

     * Nortel Networks will incur the expense of shipping the repaired unit or the replacement unit to AXTEL using a method and carrier selected by Nortel Networks. Nortel Networks is responsible for loss of, or damage to, an FRU while it is in Nortel Networks' possession or in transit to AXTEL, as well as, to pay all applicable duties, taxes, and other charges associated with the importation of the repaired or replacement FRU into the country of destination.

     * Unless required for operational reasons and agreed upon with Nortel Networks, the replacement FRU will be at the then-current hardware and firmware release levels as they are made Generally Available (GA) by Nortel Networks. Upon a specific request of Customer for repair of a quantity of RTU with a specific

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Purchase and License Agreement for Fwa Equipment

--------------------------------------------------------------------------------

          software release version, the parties will work together to define a mutually agreeable process to satisfy such specific request, provided that, such a process does not cause Nortel Networks to incur any out of pocket expenses or material additional cost.

     * Warranty on units repaired (FRU) by Nortel Networks to be limited to ninety (90) days from delivery of repaired part or to the end of the original warranty period, whichever is longer. * The defective FRU returned to Nortel Networks becomes the property of Nortel Networks and, subject to Nortel Networks' receipt of the defective FRU, its replacement becomes AXTEL's property.

     * Nortel Networks reserves the right to reject the return of any FRU that does not clearly display the specific part request number [Return Material Authorization (RMA) number] or does not include the associated completed Nortel Networks fault report forms.

     * Nortel Networks will from time to time assess products offered and supported. The assessment will be based on technology, market development, product deployment, and support requirements and may identify certain products that will be discontinued. Nortel Networks reserves the right to terminate any service purchased by AXTEL for products that have been discontinued. Subject to the Nortel Networks then-current policies, continued support for any discontinued products beyond the effective date of discontinuance may be provided on a reasonable basis, as determined by Nortel Networks.

     * The service will be furnished by Nortel Networks or a party authorized by Nortel Networks.

     * As part of repair service, Nortel Networks will monitor all faulty product returns for No Fault Found (NFF) from Axtel. All repair cases resulting in "no fault found" will be charged to Axtel at 50% of Nortel Networks full repair rates. In the event that such Product presents again in the field within 120 days of return date the same failures as noticed by Axtel, Nortel Networks shall repair or replace, in a term no longer than 60 days, such Product at its cost and expense.

     * If, in the judgment of Nortel Networks, the returned FRU has been damaged by misuse, accident, modification, failure to install and commission as per Nortel Networks processes or maintain proper physical or operating environment or improper maintenance by AXTEL, then Nortel Networks will return the defective un-repaired FRU to AXTEL at AXTEL's expense.

     * It is critical that Axtel regularly ship all defective Equipment to Nortel Networks, as defects are detected, to avoid the accumulation of defectives that will impact Nortel's ability to meet the target turnaround times.

1.2.3   Exclusions to Repair Services

     The following exclusions will govern the delivery of Repair Services:

     * Nortel Networks support obligations are expressly conditional upon the products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Nortel Networks.

     * Repair Services are not offered on Nortel Networks holidays observed in the region where the service is being performed.

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--------------------------------------------------------------------------------

     * Additionally, Repair Services do not include Emergency Repair Support (also known as Emergency Part Dispatch).

     * Root-cause analysis, the provision of fault reports, lead-time/performance metrics, or hardware upgrades

     * Those exclusions identified in Section 6 of this agreement. For further clarity of Section 6.5, supply items normally consumed during Product operation include but are not limited to printer ribbons, light bulbs, cables, batteries, fuses, filters, etc. Software is not warranted to operate uninterrupted or error free.

     * On-site repair or replacement, which are not offered as part of this proposal.

     * Products which have not been installed and commissioned by appropriately skilled and trained personnel using Nortel Procedures.

2.0     GENERAL


2.1     Holidays Observed by Nortel Networks

     Please refer to your local Nortel Networks representative to get information of Local National Holidays observed at[N1] Customer's location.


2.2     Call Center Access for Technical Support

     The Nortel Networks Call Center will function as a single point of contact for the receipt of all support calls and inquiries. The remote support effort will begin with a telephone call and will continue with the appropriate actions to be taken according to Nortel Networks Case Severity Classifications.

     In accordance with Table 2-R below, the Call Center will register and manage requests for Remote Technical Assistance during normal business days (M-F) and hours (9:00-18:00 hrs), excluding holidays for Business Critical, Major and Minor Severity Problems and for E1 and E2 Severity Problems the Call Center will be available 24 hours a day, 365 days a year. General provisions for accessing Technical Assistance services include:


     * Nortel Networks may, where applicable, also provide a customer with the ability to open, view, and modify cases directly within the Nortel Networks case-tracking system via www.nortelnetworks.com. The customer will bear telecommunication facility charges and/or long distance toll charges associated with access to www.nortelnetworks.com

     * Where toll-free +access is not available, the customer will bear telecommunication facility charges and/or long distance toll charges for access to the Call Center

     * All cases are logged into a Nortel Networks case-tracking system. The case is time-stamped and a case reference number allocated. Furthermore, Nortel Networks will request that the customer agree to a case priority level

     *    E1 and E2 priority cases are to be reported by telephone only

     * The customer to escalate a case to higher levels of management within Nortel Networks, shall be in accordance with the escalation table in section 2.2.5.

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--------------------------------------------------------------------------------

2.2.1   Nortel Networks Technical Support Services Call Process

     When calling Nortel Networks for Technical Assistance or Emergency Recovery, the customer's representative will be asked to provide the following information:

     1.   Company name

     2.   Caller name and phone number

     3. Personal Identification Number (PIN) or a unique Customer Purchase Order number or credit card number, if a PIN has not been issued.

     4.   Site Location/Site ID

     5.   Product on which the problem is being reported

     6.   Problem description and severity

     A Call Center agent will generate a Case Reference Number (CRN), which will be provided to the customer for tracking the case. A Nortel Networks technician will then team with the customer's representative to resolve the reported issue.


2.2.2 Call Center Phone Numbers

     Customer sites in Latin America will access the Nortel Networks technical support organizations by calling:

     Tel: (52) 55 5480-2170, Fax. (52) 55 5480-2103

     Pager: SkyTel (52) 55 5227-7979

     PIN: 5266667 / Reach Me PIN: 52 5266667

     email: nsc@nortelnetworks.com


2.2.3   Technical Support Response Times

     Once Axtel has opened a CRN at the Nortel Networks' Call Center and depending on the Severity Classification, a Nortel Networks Technical Support (NTS) Engineer will contact Axtel's representative as per the terms set forth in Table 2-R below.

2.2.4   Technical Support Case Priority

     The definitions in this Section 2.2.4 are generic and shall apply to the limited extent that this Annex G covers Hardware warranty only. Problem reports will be classified as set forth in the tables below.


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TL9000
Severity         Nortel Networks Case
Classification   Priority & Definition         Examples
--------------------------------------------------------------------------------
Critical         E1                            > Total or partial network
                                               element outage
                 Problems that severely
                 affect service,               > A reduction in capacity or
                 capacity/traffic,             traffic handling capability such
                 billing and maintenance       that expected loads cannot be
                 capabilities and              handled
                 require immediate
                 corrective action,            > Failure resulting in dynamic
                 regardless of time of         routing, switching capability or
                 day or day of the week.       transport loss

                                               > Any loss of safety or emergency
                                               capability (e.g., emergency calls
                                               such as 911 in North America)

                                               > Loss of the system's ability to
                                               perform automatic system
                                               reconfiguration

                                               > Inability to restart the system

                                               > Loss of billing/accounting
                                               capability

                                               > Corruption of billing or system
                                               databases that requires service
                                               affecting corrective actions

                                               > Other problems that severely
                                               affect service, capacity/traffic
                                               billing, and maintenance
                                               capabilities or are jointly
                                               viewed by Nortel Networks and the
                                               customer as critical

--------------------------------------------------------------------------------

TL9000
Severity         Nortel Networks Case
Classification   Priority & Definition       Examples
------------------------------------------------------------------------------
Major            E2                         > Loss of redundancy of critical
                                             functions
                 Problems that result in
                 potential service          > Loss of protection switching
                 degradation and/or          capability
                 total outage. Serious
                 situation not involving    > Short outages equivalent to system
                 service degradation in      or subsystem outages not seriously
                 a live environment, but     impacting service with accumulated
                 leading to a total or       duration of greater than two
                 partial loss of             minutes in any 24-hour period, or
                 redundancy.                 that continue to repeat during
                                             longer periods

                                            > A reduction in provisioned
                                             capacity of 5% and for a cumulative
                                             duration of more than 10 minutes
                                             per 24 hours

                                            > Repeated degradation of DS1/E1 or
                                             higher rate spans or connections

                                            > Loss of system's ability to
                                             perform automatic system
                                             reconfiguration

                                            > Loss of access to maintenance or
                                             recovery operations > Any loss of
                                             functional visibility and/or
                                             diagnostic capability

                                            > Loss of system's ability to
                                             provide any required system
                                             critical/major alarms

                                            > Total loss of access to
                                             provisioning

-------------------------------------------------------------------------------

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TL9000
Severity         Nortel Networks Case
Classification   Priority & Definition       Examples
------------------------------------------------------------------------------
Major            Business Critical           > The customer has been given a
                                             work-around but the situation stilL
                 Problems that result in     requires constant attention due to
                 a major degradation of      the temporary nature of the
                 system or service           work-around
                 performance that
                 impacts service quality     > Software application/migration
                 or significantly            issues that gate the introduction
                 impairs network             of new services or functionality
                 operator control or
                 operational                 > Billing error rates that exceed
                 effectiveness. Overall      specifications
                 network is degraded
                 resulting in severe         > Corruption of system or billing
                 limitations to              databases
                 operations or network
                 management software
                 product has major
                 feature that is not
                 working properly with
                 only difficult
                 workaround.

--------------------------------------------------------------------------------


TL9000
Severity         Nortel Networks Case
Classification   Priority & Definition       Examples
------------------------------------------------------------------------------
Major            Major                       > Degradation of any capacity/
                                             traffic measurement function;
                 Problems that result in     degradation of functional
                 conditions that             visibility and/or diagnostic
                 seriously affect system     capability
                 operation, maintenance
                 and administration,         > Degradation of access for
                 etc. and require            maintenance or recovery operations
                 immediate attention.
                 The urgency is less         > Degradation of the system's
                 than in a Business          ability to provide any required
                 Critical situation          system critical/major alarms
                 because of a lesser
                 immediate or impending      > Loss of access for routine
                 effect on system            administrative activity
                 performance, customers,
                 and the customer's          > Any system failure without direct
                 operation and revenue.      immediate impact

                                             > Intermittent degradation of
                                             services; partial loss of access to
                                             provisioning

                                             > Software application/migration
                                             issues that do not impact service

                                             > Reduction in any capacity/traffic
                                             measurement function

                                             > Any loss of functional visibility
                                             and/or diagnostic capability

                                             > Any significant increase in
                                             product-related customer trouble
                                             reports

                                             > Follow-up to E1 customer problems

                                             > Other problems that disrupt or
                                             prevent routine system activities,
                                             or problems that are jointly viewed
                                             as Major events by Nortel Networks
                                             and the customer

--------------------------------------------------------------------------------


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TL9000
Severity         Nortel Networks Case
Classification   Priority & Definition       Examples
------------------------------------------------------------------------------
Minor            Minor                       > Service analysis, recorded
                                             announcements, operational
                 Problems do not             measurements, maintenance program,
                 significantly impair        or network management problems; or
                 the functioning of the      system-related documentation
                 system and do not           inaccuracies, that do not affect
                 significantly affect        call processing
                 service to customers.
                 These problems are          > Test equipment failures for which
                 tolerable during system     a backup or manual alternative can
                 use.                        be employed

                                             > Circuit pack testing problems

--------------------------------------------------------------------------------

2.2.5   Case Resolution Objectives and Escalation Procedures


     The definitions in Table 2-R below are generic and shall apply to the limited extent that this Annex G covers Hardware warranty only.

     Nortel Networks Technical Support case resolution targets are based in Nortel Networks best efforts and set according to the following TL9000 standard:

                                 "Table 2 - R"




TL9000 Severity           Actions                   Response Times         Target         Targets
Classification                                    Business    Non-        Service        Based on
                                                    Hours   Business      restorat-        RQMs*
                                                             Hours        tion time
---------------------------------------------------------------------------------------------------


E1 (*1)             Worked continuously (7 x 24)  15 min     30 min       7 Hr           24 hr
                    until resolution or workaround
                    is provided

E2 (*1)             Worked continuously (7 x 24)
                    until resolution or workaround
                    is provided                   15 min     30 min       8 Hr           10 Days

Business Critical
and Major (*2)      Worked during normal business
                    days and business hours.      2 hrs   Next Business   24 Hr          30 Days
                                                              Day

Minor (*2)          Worked during normal business
                    days and business hours.      Next    Next Business   30 Days        180 days
                                                Business      Day
                                                  Day
---------------------------------------------------------------------------------------------------



(*1) This Service is provided 7 x 24

(*2) This Service is provided in Normal Business Hours

Note: The times set forth in Table 2 - R above, are subject to Nortel Networks and Customer working together in conjunction on a reasonable efforts basis to find a workaround for services restoration and resolution within the target times. These times do not represent an obligation or performance indicator.

* RQMS - Reliability and Quality Measurements for Telecommunications Systems.


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                     "Nortel Networks Escalation Procedure"

                                  Axtel's NOC

                          Call Center Nortel Networks

                   Nortel Networks Technical Support Engineer

                   Nortel Networks Technical Support Manager.

                   Nortel Networks Technical Support Sr. Mgr.


Nortel Networks Technical                    Nortel Networks Customer
Support Director                             Operation Leader


     At Closing Date, Nortel Networks will provide Customer with the contact information of the persons involved in this Escalation Procedures, as well from time to time, the changes to such contact information will be provided to Customer.

2.2.6   Case Progress Status

Nortel Networks Technical Support use the following status to differentiate the case conditions during the evolution of the case investigation. A set of status, its related meaning and its relationship with the case age, are defined in the table below:

Status              Description                                    Nortel Clock

Newly Opened   This status is the default. It signifies that
               no work has been done on the case.                  Start

WIP Level 1    This status is used when a NTS Engineer is
               actively working on the Case.                       Not Stopped

WIP Level 2    This status is used when a Second Level
               Support Engineer is actively working a
               case *

               Second Level Support: Software Support,
               Product Support.                                    Not Stopped

Escalated To
Design         This status is used when a Design Engineer
               is actively working on the case                     Not Stopped


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Status              Description                                    Nortel Clock
--------------------------------------------------------------------------------
Answer From
Design         Design Engineer has concluded its investigation
               and has replied back to the NTS Engineer            Not Stopped

With A
Customer       During the course of conducting their research,
               the NTS Engineer may need additional information
               or activity from the Customer. The "With a Customer"
               status is assigned when the NTS Engineer is
               waiting on a Customer response in order to continue
               investigation                                       Stopped

Interim
Solution       If a temporary solution is provided that
               eliminates the customers pain until a permanent
               solution can be delivered, RQMS requirements
               allow the case to be set to an "IS" status during
               this window of time if approved by the Customer. In calculating case age, this interval will be discounted if the permanent fix was delivered on
               the negotiated commitment date. If the permanent
               fix does not resolve the reported problem, case
               status shall be changed to Work in Progress
               (Level 1 or 2). If the case is returned to a Work
               in Progress (Level 1 or 2) status after using the
               IS, the IS time period will be added to the RQMS
               age of the case.                                    Stopped

Future
Deliverable    Customer agrees to live with the problem
               condition and that the fix will be delivered as
               part of a future Nortel product release (software
               release, maintenance release, documentation
               release or hardware revision. Requirements to
               use this status include Customer consent; fix
               identification, and delivery commitment. This
               status code does not add time to the RQMS age of
               the case unless the solution fails and the case
               is moved back to Work in Progress (Level 1 or 2)
               status. If the case is returned to a Work in
               Progress (Level 1 or 2) status after using the FD,
               the FD time period will be added to the RQMS age
               of the case.                                        Stopped

Solution
Delivered      Solution Delivered or available for testing
               and verification. If the delivered solution does
               not resolve the reported problem, the status will
               be changed to Work in Progress (Level 1 or 2). If
               the case is returned to a Work in Progress (Level
               1 or 2) status after using the SD status, the SD
               time period will be added to the RQMS age of
               the case.                                           Stopped

Pending OEM
Vendor         The case has been handed over to an OEM Vendor
               for resolution                                      Not Stopped

--------------------------------------------------------------------------------

2.2.7   Case Resolutions Classifications

     Nortel Networks Technical Support case resolutions, which shall be mutually agreed for each case:

     * Cannot Reproduce: After 60 days and a reasonable effort, a problem has not been observed in the Network, is not reproducible or sufficient information has not been provided to adequately troubleshoot the problem and isolate the root cause


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     *    Customer Process: Human errors are present or the customer has failed to follow procedures recommended and documented by Nortel Networks

     * Design Intent: The functionality required by customer does not align with the design specifications of the product set forth in Agreement, in which case Nortel Networks shall make clear to Axtel which is such design specification (i.e., the functionality is unsupported), and the issue can only be resolved through new development efforts subject to a separate product development agreement and charges.

     *    External Cause: Issue caused by non-Nortel Networks products

     * Hardware Deficiency: A problem is isolated to defective hardware materials or workmanship or substantial nonconformance to specifications published by Nortel Networks

     * Hardware Failure: A problem is caused by a hardware component failure that falls within Mean Time Between Failure (MTBF) limitations

     * Nortel Networks Literature: Required Nortel Networks technical document does not exist or the contents of an existing document are in error [for example, an incomplete Nortel Networks Technical Publication (NTP)]

     * Nortel Networks Process: A problem occurs as a result of a Nortel Networks process deficiency

     *    Opened in Error: The case should not have been opened

     * Scheduled Event: An outage occurs resulting from planned maintenance, installation, or manual initialization, including such activities as parameter loads, software/firmware changes, and other OA&M activities

     * Software Deficiency: A problem is isolated to a software design deficiency.


2.3 Axtel Order Process for FWA Repair Services

     This process supports the delivery of Nortel Networks FWA Repair Services for AXtel. Customers of Nortel Networks who request a hardware warranty repair service should have the following required information ready when placing a repair order with Nortel Networks:

     1.   Customer or distributor name
     2.   Customer ID (Project #, Site ID)
     3.   Requestor name, phone and fax number, and e-mail address
     4.   Customer ship to address
     5.   Part number (PEC or CPC or manufacturer's part number)
     6.   Quantity (quantity of one per serial number)
     7.   Serial number of the defective part(s) being returned (if applicable)
     8.   Warranty status
     9. Confirmation of the availability of a fully completed Nortel Networks fault report form for said product.
     10. Any additional information about product (system type or software release)
     11.  Any special shipping instructions

     Upon receiving the customer's request and after any diagnostics assistance, Nortel Networks will allocate a part request number to each FRU to be repaired and notify the customer of the relevant part request number.


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     This part request number, also known as the Return Material Authorization
     (RMA) number, is critical for tracking individual orders and must be referenced on failure tags, shipping/packing lists, returned defectives, and any correspondence or inquiries concerning the order.

     The customer's representative can call in, fax or e-mail a Repair Service order directly to Nortel Networks in Mexico using the following contact means:

     Office hours (Monday through Friday from 9:00 a.m. to 6:00 p.m. (Local time) Phone number: (52) 55 50 91-4839, Fax: (52) 55 5091 4842,
     aliciav@nortelnetworks.com

Faxes
All faxed orders will be processed and assigned an RMA# by the close of the next business day. Faxed emergency orders must also be called in to verify receipt of faxes. E-mail
To obtain a parts request form by e-mail, please send an e-mail message to any of the above addresses and note "repair order form" in the subject/title field. A form will be sent automatically.
Place the PO number in the subject/title field when e-maling a completed parts request form back to Nortel Networks. For order confirmation, Nortel Networks will respond with an RMA number to all e-mail orders by the next business day.


2.4.1   Method of Payment for Excluded Services

     If AXTEL requests a service that is neither part of the scope of this Warranty Service nor within the control or responsibility of Nortel Networks under the Technical Assistance Support Services Agreement, then Nortel Networks will charge additional fees to perform such services, in the event that Nortel Networks agrees to perform them. Nortel Networks reserves the right not to perform any Service not covered by this Warranty.

2.4.2 Package Labeling Instructions and Addresses for Returns

     Circuit packs should be packed in anti-static containers designed specifically for the circuit packs in order to avoid damage during shipment. Other parts should be individually wrapped in either anti-static packaging or packaging specifically designed for that product to avoid damage during shipment. Nortel Networks will inform customers of any improper packaging, which will void the warranty.

     All materials should be returned pre-paid and sent to the appropriate Nortel Networks repair facility. The customer should use discretion in selecting shipping methods. Nortel Networks recommends that customers insure all packages to cover possible loss or damage during shipping, regardless of warranty status.

     A completed Nortel Networks fault report must be filled out and attached to each returned item to assist in failure assessment and problem tracking. Fault reports are sent with each replacement shipment. Customers can obtain additional supplies by contacting the Nortel Networks Customer Support Center.

     Nortel Networks will inform customers of any discrepancy in return shipments. Any discrepancy, whether it is quantity (more or less), product returned not matching what was ordered, inability to determine complete order information, or non-suitable packaging, would be noted and addressed.



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     Defective Return Packing Slips

     Defective return packing slips should be used to return all defective parts to Nortel Networks. Nortel Networks will provide defective return packing slips for use to return shipments. A copy of the defective return packing slip should be placed in all the cartons and attached outside. This duplication will aid in processes and proper identification of returned material. The RMA number and the PO number should be clearly marked on the outside of each box. If a customer supplies a packing slip, the following information must be included on the shipping/packing list for proper handling:

     Item (Information Required)

          1.   From (Company name, return address, and telephone number)
          2.   Ship Date (Date parts are shipped from the customer)
          3.   Ship via (Carrier or Enterprise name)
          4.   Waybill number (Carrier or Enterprise tracking number
          5.   Number of Cartons (Number of cartons being sent on shipment)
          6.   Customer's PO# (Provided, if applicable)
          7. Repair order number (RMA# issued by Call Center when order is placed)
          8.   Site ID or Project number
          9.   Item Number
          10.  Quantity ordered
          11.  Quantity returned
          12.  Nortel Networks Part number
          13.  Description of item
          14.  Serial number (The serial number for each item in the shipment)
          15. Shipment requested by (Signature of the customer's representative)


     Repair Facility Addresses

Nortel Networks de Mexico
Kilometro 42.5 Carretera Mexico-Queretaro
Nave # 3
Parque Industrial Cedros
Tepozotlan, Edo. de Mexico, CP 54600
MEXICO
Attn: Hardware Support Representative

This address may be modified from time to time by Nortel Networks.
Page: 17
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                                    Page 16

Annex H - Purchase Commitment
Purchase and License Agreement for FWA Equipment

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                                     ANNEX H

                               PURCHASE COMMITMENT

Annex H - Purchase Commitment
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------



                                     ANNEX H
                               PURCHASE COMMITMENT

1.   RSS Equipment:

a) Customer hereby irrevocably agrees to issue Orders for a Total Annual Minimum Commitment of units in accordance with the table below, where a unit is a complete F2 RSS or a complete F5 RSS including the RDA:



------------------ -------------------- --------------------------- ------------------------

                     Baseline Annual    Additional Annual Minimum    Total Annual Minimum
                   Minimum Commitment           Commitment                Commitment
------------------ -------------------- --------------------------- ------------------------

Year/ RSS type     Either F2            F2 RSS      F5 RSS          Total RSS Units
                   or F5 Units          Units       (including
                                                    RDA) Units

------------------ -------------------- ----------- --------------- ------------------------
2003               20,000                           5,000           25,000
2004               20,000                                           20,000
2005               20,000                           5,000           25,000
2006               20,000               10,000                      30,000
2007               20,000               15,000                      35,000
------------------ -------------------- ----------- --------------- ------------------------



b) Orders for the 20,000 unit order amount for 2003 will be submitted on the Closing Date.

c) An annual review of volume requirements for the following calendar year shall be conducted in November of each year.

d) Minimum Order size shall be 5,000 units, with the following options: (i) at least 5,000 F2 RSS, (ii) at least 5,000 F5 RSS, or (iii) at least 2,500 F2 RSS and at least 2,500 F5 RSS.

e) A surcharge of US$25 per unit shall be added to the price for the first 35,000 units ordered per year (the price per RSS set forth in Annex F of the Contract, already includes the US$25.00 Dollar surcharge set forth in this Section (e)). Nortel Networks will review options for reduction of this surcharge conditional upon additional base station volume commitments.

f) Within the first thirty (30) months after Closing Date of the Agreement, Customer hereby irrevocably agrees to issue Orders for an accumulative quantity of compact bracket kits not less than 50,000. Bracket requirements for the balance of the Term will be agreed between the Parties once the above order has been completed.

     Minimum Order quantity for such compact bracket kits shall be in multiples of 5,000 units, unless otherwise agreed by the Parties.


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2.   Base Station Units:

a)   Full calendar year minimum order commitments as per the table below:


----------- ----------------------------
            Base Stations "units"
----------- ----------------------------
2003        20
2004        30
2005        20
2006        20
2007        20
----------- ----------------------------


where a "unit" is counted as:

-        An 18 bearer base station,
-        An 18 to 27 bearer capacity upgrade,
-        A 27 to 48 bearer upgrade, or
-        A cell site Packet Data upgrade.

b) Order for the full calendar year minimum commitment to be placed on or before December 15th of each year, except in 2003, where the order shall be placed on Closing Date. Delivery to commence within six (6) months of order acceptance and, except in the case of 2003, shall be completed within twelve (12) months of order acceptance.

c) Minimum order quantity of ten (10) base station units shall apply. Specifically in the case of cell site Packet Data Upgrades, where one (1) cell site upgrade equals two (2) TPM-PDs and corresponding software activation fees, this would mean a minimum order quantity of twenty (20) TPM-PDs

d) Not withstanding the foregoing, in the event that AXtel identifies additional requirements for base station units after placing the annual purchase order as per Section 2 (b) above, such requirements will not be subject to minimum order quantity restrictions if ordered within two (2) months of the original order acceptance date and in accordance with the Change Order Procedures as detailed in Annex B.

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


Annex J
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------







                                     Annex J


                             PLA FWA Delivery Times

Annex J
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------




                                     ANNEX J

                                 DELIVERY TIMES


1.-  RSS Equipment.

     (i) Delivery of Product to commence within 6 (six) months of order acceptance.

     (ii) Partial RSS deliveries to be targeted to average 2,000 (two thousand) per calendar month.

2.-  RBS Equipment.

     (i) Delivery of Product to commence within 6 (six) months of order acceptance.

     (ii) Except in the case of the year 2003, orders for the Annual Minimum Order Requirements will be fulfilled within twelve (12) months of order acceptance.

     (iii) Except in the case of the year 2003, within two (2) months of accepting the order for the Annual Minimum Requirement, Nortel will provide a forecasted delivery schedule for order fulfillment and, within a further four (4) months, a committed delivery schedule for order fulfillment.


The Product Delivery Dates are defined in Annex E (Order Procedures) of the Agreement.



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